--------------------------------------------------------------------------------

                       FORM OF FIRST AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                      AFFORDABLE RESIDENTIAL COMMUNITIES LP

                         a Delaware limited partnership

                             ----------------------

            THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED
            UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),
            OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD,
           TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
         REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP
         AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, IN FORM
          AND SUBSTANCE SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT
          THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE
              EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER
                 APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

                      Amended and Restated as of     , 2004

--------------------------------------------------------------------------------

                 FORM OF FIRST AMENDED AND RESTATED AGREEMENT OF
          LIMITED PARTNERSHIP OF AFFORDABLE RESIDENTIAL COMMUNITIES LP

     THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
AFFORDABLE RESIDENTIAL COMMUNITIES LP, dated as of [ ], 2004 is entered into by and among Affordable Residential Communities Inc. (formerly known as ARC IV
REIT, Inc.), a Maryland corporation (the "General Partner") and the limited partners listed on Exhibit A hereto (each a "Limited Partner").

     WHEREAS, Affordable Residential Communities L.L.C., a Delaware limited liability company (the "Initial Limited Partner") and the General Partner formed a general partnership (the "General Partnership") under the Delaware Revised
Uniform Partnership Act pursuant to an Agreement of Partnership of Affordable
Residential Communities, IV, dated as of September 30, 1998;

     WHEREAS, the Initial Limited Partner and the General Partner amended and restated the Agreement of Partnership of Affordable Residential Communities, IV
on August 9, 2000;

     WHEREAS, in connection with the completion of the transactions contemplated by the Reorganization Agreement (as defined herein), the Initial Limited Partner and the General Partner converted the General Partnership into a limited partnership organized under the Act (as defined herein) by filing a certificate of conversion and a certificate of limited partnership with the Secretary of
State of the State of Delaware in accordance with Section 17-217 of the Act on
May 2, 2002;

     WHEREAS, the General Partner proposes to effect a public offering of its common stock (the "IPO") and to contribute the net proceeds thereof to the
Partnership in exchange for Partnership Common Units (as defined herein); and

     WHEREAS, the General Partner deems it necessary and appropriate in connection with the IPO to amend and restate this Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

     The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

     "Act" means the Delaware Revised Uniform Limited Partnership Act (6 Del.
C.ss.17-101 et seq.), as it may be amended from time to time, and any successor to such statute.

     "Actions" has the meaning set forth in Section 7.7 hereof.

     "Additional Funds" has the meaning set forth in Section 4.3.A hereof.

     "Additional Limited Partner" means a Person who is admitted to the
Partnership as a Limited Partner pursuant to Section 4.2 and Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

     "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Partnership Year, after giving effect to the following adjustments:

         (i) decrease such deficit by any amounts that such Partner is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Partner's Partnership Interest or is deemed to be obligated to restore pursuant to the penultimate sentence of each of
     Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (ii) increase such deficit by the items described in Regulations
     Section 1.704- 1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Adjustment Factor" means 1.0; provided, however, that in the event that:

         (i) the General Partner (a) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of
     REIT Shares, the Adjustment Factor shall be adjusted by multiplying the
     Adjustment Factor previously in effect by a fraction, (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;

         (ii) the General Partner distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares (or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares) at a price per share less than the Value of a REIT Share on the record date for such distribution (each a "Distributed Right"), then the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date plus the maximum number of REIT
     Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date plus a fraction (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights times the minimum purchase price per REIT Share under such Distributed Rights and (2)
     the denominator of which is the Value of a REIT Share as of the record date; provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactive to the date of distribution of the Distributed
     Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and

         (iii) the General Partner shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets
     (including securities, but excluding any dividend or distribution referred to in subsection (i) above), which evidences of indebtedness or assets relate to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment
     Factor in effect immediately prior to the

                                        2

     close of business on the date fixed for determination of shareholders entitled to receive such distribution by a fraction (i) the numerator of which shall be such Value of a REIT Share on the date fixed for such determination and (ii) the denominator of which shall be the Value of a
     REIT Share on the dates fixed for such determination less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share.

Any adjustments to the Adjustment Factor shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event, provided, however, that any Limited Partner may waive, by written notice to the General Partner, the effect of any adjustment to the
Adjustment Factor applicable to the Partnership Common Units held by such
Limited Partner, and, thereafter, such adjustment will not be effective as to such Partnership Common Units. For illustrative purposes, examples of adjustments to the Adjustment Factor are set forth on Exhibit B attached hereto.

Notwithstanding the foregoing, or any other provision to the contrary set forth in this Agreement, no change to the Adjustment Factor shall be made as a result of the 0.519-for-1 reverse stock split of the REIT Shares effected by the
General Partner on January 23, 2004, in connection with the IPO, it being understood that in lieu thereof the Partnership has effected a 0.519-for-1 reverse split of its Partnership Common Units, effective as of January 23, 2004, such that each Partnership Common Unit issued and outstanding as of January 23,
2004 thereafter shall constitute 0.519 of a Partnership Common Unit, and each
Limited Partner shall thereafter own and be the holder of a number of
Partnership Common Units equal to the product of (x) the number of Partnership
Common Units then owned by such Limited Partner by (y) 0.519, provided, however
, that no Limited Partner shall retain any right or interest in or to any fraction of a whole Partnership Common Unit resulting from such reverse split, and in lieu thereof, the Partnership shall pay to such Limited Partner in cash an amount equal to the product of (a) such fraction and (b) the public offering price per share of the REIT Shares in the IPO, as reflected on the cover of the final prospectus with respect to the IPO. The General Partner has amended
Exhibit A hereto to reflect the number of Partnership Common Units held by each
Partner after the reverse split.

     "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such
Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" means this First Amendment and Restated Agreement of Limited
Partnership of Affordable Residential Communities LP, as it may be amended, supplemented or restated from time to time.

     "Applicable Percentage" has the meaning set forth in Section 8.6.B hereof.

     "Appraisal" means, with respect to any assets, the written opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith. Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership.

     "Assignee" means a Person to whom one or more Partnership Common Units have been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5 hereof.

     "Available Cash" means, with respect to any period for which such calculation is being made,

         (i) the sum, without duplication, of:

               (1) the Partnership's Net Income or Net Loss (as the case may be)
     for such period,

                                        3

               (2) Depreciation and all other noncash charges to the extent deducted in determining Net Income or Net Loss for such period,

               (3) the amount of any reduction in reserves of the Partnership referred to in clause (ii)(6) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

               (4) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of Property for such period over the gain (or loss, as the case may be), if any, recognized from such sale, exchange, disposition, financing or refinancing during such period
     (excluding Terminating Capital Transactions), and

               (5) all other cash received (including amounts previously accrued as Net Income and amounts of deferred income) or any net amounts borrowed by the Partnership for such period that was not included in determining Net
     Income or Net Loss for such period;

         (ii) less the sum, without duplication, of:

               (1) all principal debt payments made during such period by the
     Partnership,

               (2) capital expenditures made by the Partnership during such period,

               (3) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause
     (ii)(1) or clause (ii)(2) above,

               (4) all other expenditures and payments not deducted in
     determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued),

               (5) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period,

               (6) the amount of any increase in reserves (including, without limitation, working capital reserves) established during such period that the General Partner determines are necessary or appropriate in its sole and absolute discretion, and

               (7) any amount distributed or paid in redemption of any Limited
     Partner Interest or Partnership Units including, without limitation, any
     Cash Amount paid.

Notwithstanding the foregoing, Available Cash shall not include (a) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding up of the Partnership or (b) any Capital Contributions,
whenever received.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

     "Capital Account" means, with respect to any Partner, the Capital Account maintained by the General Partner for such Partner on the Partnership's books and records in accordance with the following provisions:

                                        4

     A. To each Partner's Capital Account, there shall be added such Partner's
Capital Contributions, such Partner's distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to
Section 6.3 hereof, and the principal amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such
Partner.

     B. From each Partner's Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such
Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.3 hereof, and the principal amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

     C. In the event any interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the
Capital Account of the transferor to the extent that it relates to the
Transferred interest.

     D. In determining the principal amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section
752(c) and any other applicable provisions of the Code and Regulations.

     E. The provisions of this Agreement relating to the maintenance of Capital
Accounts are intended to comply with Regulations Sections 1.704-1(b) and
1.704-2, and shall be interpreted and applied in a manner consistent with such
Regulations. If the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, the General Partner may make such modification provided that such modification will not have a material effect on the amounts distributable to any Partner without such Partner's Consent. The General Partner also shall
(i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (ii)
make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b)
or Section 1.704-2.

     "Capital Account Deficit" has the meaning set forth in Section 13.2.C hereof.

     "Capital Contribution" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any Contributed Property that such
Partner contributes to the Partnership pursuant to Section 4.1, 4.2 or 4.3 hereof or is deemed to contribute pursuant to Section 4.4 hereof.

     "Cash Amount" means, with respect to a Tendering Party, an amount of cash equal to the product of (A) the Value of a REIT Share and (B) such Tendering
Party's REIT Shares Amount determined as of the date of receipt by the General
Partner of such Tendering Party's Notice of Redemption or, if such date is not a
Business Day, the immediately preceding Business Day; provided, however, that,

         (1) in the event of a Declination not followed by an Offering Funding, the Cash Amount shall be an amount of cash equal to the product of (x) 100%
minus such Tendering Party's Applicable Percentage, and (y) the product of the amounts contemplated by clauses (A) and (B) above, and

         (2) in the event of a Declination followed by an Offering Funding, the
Cash Amount shall be an amount of cash equal to the product of: (i) the amount contemplated by clause (B) above, (ii)100% minus such Tendering Party's
Applicable Percentage, and (iii) the Offering Value. The term "Offering Value"
shall be the quotient obtained by dividing the Offering Funding Amount by the number of Offering Funding Shares sold in such Offering Funding.

                                        5

         "Certificate" means the Certificate of Limited Partnership of the
Partnership filed in the office of the Secretary of State of the State of
Delaware, as amended from time to time in accordance with the terms hereof and the Act.

         "Charter" means the Amended and Restated Articles of Incorporation of the General Partner as filed with the State Department of Assessments and
Taxation of Maryland, as amended, supplemented or restated from time to time.

         "Closing Price" has the meaning set forth in the definition of "Value."

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Company Employees" means the employees of the Partnership, the General
Partner and any of their subsidiaries.

         "Consent" means the consent to, approval of, or vote in favor of a proposed action by a Partner given in accordance with Article 14 hereof.

         "Consent of the Limited Partners" means the Consent of a Majority in
Interest of the Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by a Majority in
Interest of the Limited Partners.

         "Contributed Property" means each item of Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed by the Partnership to a "new" partnership pursuant to Code Section 708).

         "Controlled Entity" means, as to any Limited Partner, (a) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Limited Partner or such Limited Partner's Family Members,
(b) any trust, whether or not revocable, of which such Limited Partner or such
Limited Partner's Family Members are the sole beneficiaries, (c) any partnership of which such Limited Partner is the managing partner and in which such Limited
Partner or such Limited Partner's Family Members hold partnership interests representing at least twenty-five percent (25%) of such partnership's capital and profits and (d) any limited liability company of which such Limited Partner is the manager or managing member and in which such Limited Partner or such
Limited Partner's Family Members hold membership interests representing at least twenty-five percent (25%) of such limited liability company's capital and profits.

         "Cut-Off Date" means the fifth (5th) Business Day after the General
Partner's receipt of a Notice of Redemption.

         "Debt" means, as to any Person, as of any date of determination, (i)
all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such
Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

         "Declination" has the meaning set forth in Section 8.6.D hereof.

                                        6

         "Depreciation" means, for each Partnership Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General
Partner.

         "Distributed Right" has the meaning set forth in the definition of
"Adjustment Factor."

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Family Members" means, as to a Person that is an individual, such
Person's spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters and inter vivos or testamentary trusts of which only such
Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

         "Funding Debt" means any Debt incurred by or on behalf of the General
Partner for the purpose, in whole or in part, of providing funds to the
Partnership.

         "General Partner" means Affordable Residential Communities Inc.
(formerly known as ARC IV REIT, Inc.), a Maryland corporation, and its successors and assigns, as the general partner of the Partnership in their capacities as general partner of the Partnership.

         "General Partner Interest" means the Partnership Interest held by the
General Partner, which Partnership Interest is an interest as a general partner under the Act. A General Partner Interest may be expressed as a number of
Partnership Common Units, Partnership Preferred Units and/or any other
Partnership Units.

         "General Partner Loan" has the meaning set forth in Section 4.3.D hereof.

         "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

         (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the General Partner and agreed to by the contributing Partner. In any case in which the General Partner and the contributing Partner are unable to agree as to the gross fair market value of any contributed asset or assets, such gross fair market value shall be determined by Appraisal.

         (b) The Gross Asset Values of all Partnership assets immediately prior to the occurrence of any event described in clause (i), clause (ii), clause
(iii), clause (iv) or clause (v) hereof shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, as of the following times:

         (i) the acquisition of an additional interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.2 hereof or contributions or deemed contributions by the General Partner pursuant to
     Section 4.2 hereof) by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General

                                        7

     Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Property as consideration for an interest in the
     Partnership, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (iii) the liquidation of the Partnership within the meaning of
     Regulations Section 1.704-1(b)(2)(ii)(g);

         (iv) upon the admission of a successor General Partner pursuant to
     Section 12.1 hereof; and

         (v) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations
     Sections 1.704-1(b) and 1.704-2.

         (c) The Gross Asset Value of any Partnership asset distributed to a
Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General Partner provided that, if the distributee is the General Partner or if the distributee and the
General Partner cannot agree on such a determination, such gross fair market value shall be determined by Appraisal.

         (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that
Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).

         (e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and
Net Losses.

     "Holder" means either (a) a Partner or (b) an Assignee, owning a
Partnership Unit, that is treated as a member of the Partnership for federal income tax purposes.

     "Incapacity" or "Incapacitated" means, (i) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (ii) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, or the revocation of the corporation's charter; (iii) as to any
Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Partner that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the
Partner in any proceeding of the nature described in clause (b) above, (e) the
Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the
Partner's properties, (f) any proceeding seeking liquidation, reorganization or other

                                        8

relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within ninety (90) days after the expiration of any such stay.

     "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner or (B) a director of the General Partner or an officer or employee of the Partnership or the General Partner and (ii)
such other Persons (including Affiliates of the General Partner or the
Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

     "Initial Limited Partner" has the meaning set forth in the recitals hereof.

     "Interest" means interest, original issue discount and other similar payments or amounts paid by the Partnership for the use or forbearance of money.

     "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

     "Junior Share" means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the REIT
Shares; provided, however, that the Special Voting Shares shall not constitute
Junior Shares for purposes of this Agreement.

     "Limited Partner" means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit A may be amended from time to time, or any
Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

     "Limited Partner Interest" means a Partnership Interest of a Limited
Partner in the Partnership representing a fractional part of the Partnership
Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this
Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units and/or other
Partnership Units.

     "Liquidating Event" has the meaning set forth in Section 13.1 hereof.

     "Liquidator" has the meaning set forth in Section 13.2.A hereof.

     "LP I" means Affordable Residential Communities, L.P., I, a Delaware
limited partnership.

     "LP II" means Affordable Residential Communities, L.P., II, a Delaware
limited partnership.

     "LP III" means Affordable Residential Communities, L.P., III, a Delaware
limited partnership.

     "Majority in Interest of the Limited Partners" means Limited Partners holding more than fifty percent (50%) of the outstanding Partnership Common
Units held by all Limited Partners.

     "Market Price" has the meaning set forth in the definition of "Value."

     "Merger Agreement" means the Agreement and Plan of Merger, dated as of
April 6, 2002, by and among the Partnership, the General Partner, LPI, LPII and
LPIII, as amended by Amendment No. 1 thereto, dated as of April 30, 2002.

                                        9

     "Net Income" or "Net Loss" means, for each Partnership Year of the
Partnership, an amount equal to the Partnership's taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss)
pursuant to this definition of "Net Income" or "Net Loss" shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

         (b) Any expenditure of the Partnership described in Code Section
705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to
Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of "Net
Income" or "Net Loss," shall be subtracted from (or added to, as the case may
be) such taxable income (or loss);

         (c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) or subsection (c) of the definition of
"Gross Asset Value," the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net
Income or Net Loss;

         (d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

         (e) In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such
Partnership Year;

         (f) To the extent that an adjustment to the adjusted tax basis of any
Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

         (g) Notwithstanding any other provision of this definition of "Net
Income" or "Net Loss," any item that is specially allocated pursuant to Section
6.3 hereof shall not be taken into account in computing Net Income or Net Loss.
The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of
"Net Income" or "Net Loss."

     "New Securities" means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT
Shares or Preferred Shares, except that "New Securities" shall not mean any
Preferred Shares, Junior Shares, Special Voting Shares or grants under the Stock
Option Plans, or (ii) any Debt issued by the General Partner that provides any of the rights described in clause (i).

     "Nonrecourse Deductions" has the meaning set forth in Regulations Section
1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section
1.704-2(c).

     "Nonrecourse Liability" has the meaning set forth in Regulations Section
1.752-1(a)(2).

     "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit C attached to this Agreement.

                                       10

     "Offering Funding" has the meaning set forth in Section 8.6.D(2) hereof.

     "Offering Funding Amount" means the dollar amount equal to (i) the product of (x) the number of Offering Funding Shares sold in an Offering Funding and (y)
the offering price per share of such Offering Funding Shares in such Offering
Funding, less (ii) the aggregate underwriting discounts and commissions in such
Offering Funding.

     "Offering Funding Shares" has the meaning set forth in Section 8.6.D(2)
hereof.

     "Outside Director" shall mean a director of the General Partner who is not also an officer or employee of the General Partner.

     "Ownership Limit" means the applicable restriction or restrictions on ownership of shares of the General Partner imposed under the Charter.

     "Paired Common Unit" means any Partnership Common Unit that is issued and paired with one or more Special Voting Shares (or fractions thereof) in accordance with the Pairing Agreement.

     "Pairing Agreement" means the Pairing Agreement, dated as of May 2, 2002, by and between the Partnership and the General Partner, as the same may be amended from time to time.

     "Partner" means the General Partner or a Limited Partner, and "Partners"
means the General Partner and the Limited Partners.

     "Partner Minimum Gain" means an amount, with respect to each Partner
Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

     "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section
1.704-2(b)(4).

     "Partner Nonrecourse Deductions" has the meaning set forth in Regulations
Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

     "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

     "Partnership Common Unit" means a fractional share of the Partnership
Interests of all Partners issued pursuant to Sections 4.1 and 4.2 hereof, but does not include any Partnership Preferred Unit or any other Partnership Unit specified in a Partnership Unit Designation as being other than a Partnership
Common Unit; provided, however, that the General Partner Interest and the
Limited Partner Interests shall have the differences in rights and privileges as specified in this Agreement. The ownership of Partnership Common Units may (but need not, in the sole and absolute discretion of the General Partner) be evidenced by the form of certificate for Partnership Common Units attached hereto as Exhibit D (or, in the case of a Paired Common Unit, Exhibit E).

     "Partnership Interest" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Common Units, Partnership Preferred
Units and/or other Partnership Units.

     "Partnership Junior Unit" means a fractional share of the Partnership
Interests that the General Partner has authorized pursuant to Section 4.1 or
Section 4.2 or Section 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the
Partnership Common Units.

                                       11

     "Partnership Merger" means the merger of each of LP I, LP II and LP III with and into a subsidiary of the Partnership pursuant to and in accordance with the Merger Agreement.

     "Partnership Minimum Gain" has the meaning set forth in Regulations Section
1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

     "Partnership Preferred Unit" means a fractional share of the Partnership
Interests that the General Partner has authorized pursuant to Section 4.1,
Section 4.2 or Section 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the
Partnership Common Units.

     "Partnership Record Date" means a record date established by the General
Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall generally be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

     "Partnership Unit" shall mean a Partnership Common Unit, a Partnership
Preferred Unit, a Partnership Junior Unit or any other fractional share of the
Partnership Interests that the General Partner has authorized pursuant to
Section 4.1, Section 4.2 or Section 4.3 hereof.

     "Partnership Unit Designation" shall have the meaning set forth in Section
4.2 hereof.

     "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

     "Percentage Interest" means, as to each Partner, its interest in the
Partnership Units as determined by dividing the Partnership Units owned by such
Partner by the total number of Partnership Units then outstanding.

     "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

     "Preferred Share" means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT
Shares.

     "Primary Offering Notice" has the meaning set forth in Section 8.6.F(4)
hereof.

     "Properties" means any assets and property of the Partnership such as, but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time and "Property" shall mean any one such asset or property.

     "Qualified REIT Subsidiary" means a qualified REIT subsidiary of the
General Partner within the meaning of Code Section 856(i)(2).

     "Qualified Transferee" means an "accredited investor" as defined in Rule
501 promulgated under the Securities Act.

     "Qualifying Party" means (a) a Limited Partner set forth in Schedule A hereto, (b) an Additional Limited Partner, or (c) a Substituted Limited Partner
succeeding to all or part of the Limited Partner Interest of (i) a Limited
Partner set forth in Schedule A hereto, or (ii) an Additional Limited Partner.

     "Redemption" has the meaning set forth in Section 8.6.A hereof.

                                       12

     "Registration Rights Agreement" means the Third Amended and Restated
Registration Rights Agreement, dated as of February [ ], 2004, by and among the
General Partner and the other parties thereto, as the same may be amended from time to time.

     "Regulations" means the applicable income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Regulatory Allocations" has the meaning set forth in Section 6.3.B(viii)
hereof.

     "REIT" means a real estate investment trust qualifying under Code Section
856.

     "REIT Consideration" means the aggregate number of REIT Shares equal to the product of the REIT Shares Amount and the Applicable Percentage.

     "REIT Partner" means (a) a Partner, including, without limitation, the
General Partner, that is, or has made an election to qualify as, a REIT, (b) any
Qualified REIT Subsidiary of any Partner that is, or has made an election to qualify as, a REIT and (c) any Partner that is a Qualified REIT Subsidiary of a
REIT.

     "REIT Payment" has the meaning set forth in Section 15.11 hereof.

     "REIT Requirements" has the meaning set forth in Section 5.1 hereof.

     "REIT Share" means a share of the General Partner's Common Stock, par value
$.01 per share. Where relevant in this Agreement, "REIT Shares" includes shares of the General Partner's Common Stock, par value $.01 per share, issued upon conversion of Preferred Shares or Junior Shares.

     "REIT Shares Amount" means a number of REIT Shares equal to the product of
(a) the number of Tendered Units and (b) the Adjustment Factor in effect on the
Specified Redemption Date with respect to such Tendered Units; provided, however, that, in the event that the General Partner issues to all holders of
REIT Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the General Partner's stockholders to subscribe for or purchase REIT Shares, or any other securities or property
(collectively, the "Rights"), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which
Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the General Partner in good faith.

     "Related Party" means, with respect to any Person, any other Person whose ownership of shares of the General Partner's capital stock would be attributed to the first such Person under Code Section 544 (as modified by Code Section
856(h)(1)(B)).

     "Reorganization Agreement" means the Amended and Restated Agreement and
Plan of Reorganization, dated as of April 6, 2002, by and among the General
Partner, the Initial Limited Partner and certain parties affiliated with them.

     "Reorganization Common Unit" means any Paired Common Unit issued by the
Partnership to a Limited Partner pursuant to the Partnership Merger.

     "Rights" has the meaning set forth in the definition of "REIT Shares
Amount."

     "SEC" means the Securities and Exchange Commission.

                                       13

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Services Agreement" means any management, development or advisory agreement with a property and/or asset manager for the provision of property management, asset management, leasing, development and/or similar services with respect to the Properties and any agreement for the provision of services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, financial advisors and other professional services.

     "Single Funding Notice" has the meaning set forth in Section 8.6.D(3)
hereof.

     "Special Voting Share" means a share of the special voting stock, par value
$.01 per share, of the General Partner.

     "Specified Redemption Date" means the later of (a) the tenth (10th)
Business Day after the receipt by the General Partner of a Notice of Redemption or (b) in the case of a Declination followed by an Offering Funding, the
Business Day next following the date of the closing of the Offering Funding;
provided, however, that no Specified Redemption Date shall occur during the first Twelve Month Period; provided, further, that the Specified Redemption
Date, as well as the closing of a Redemption, or an acquisition of Tendered
Units by the General Partner pursuant to Section 8.6.B hereof, on any Specified
Redemption Date, may be deferred, in the General Partner's sole and absolute discretion, for such time (but in any event not more than one hundred fifty
(150) days in the aggregate) as may reasonably be required to effect, as applicable, (i) an Offering Funding or other necessary funding arrangements,
(ii) compliance with the Securities Act or other law (including, but not limited to, (a) state "blue sky" or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and (iii)
satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature.

     "Stock Option Plan" means any stock option plan hereafter adopted by the
Partnership or the General Partner, including the General Partner's 2003 equity incentive plan.

     "Subsidiary" means, with respect to any Person, any other Person (which is not an individual) of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person; provided, however, that, with respect to the
Partnership, "Subsidiary" means solely a partnership or limited liability company (taxed, for federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation) of which the Partnership is a partner or member, as applicable, unless the General
Partner has received an unqualified opinion from independent counsel of recognized standing, or a ruling from the IRS, that the ownership of shares of stock of a corporation or other entity will not jeopardize the General Partner's status as a REIT, in which event the term "Subsidiary" shall include the corporation or other entity which is the subject of such opinion or ruling.

     "Substituted Limited Partner" means a Person who is admitted as a Limited
Partner to the Partnership pursuant to Section 11.4 hereof.

     "Tax Items" has the meaning set forth in Section 6.4.A hereof.

     "Tendered Units" has the meaning set forth in Section 8.6.A hereof.

     "Tendering Party" has the meaning set forth in Section 8.6.A hereof.

     "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

                                       14

     "Transfer," when used with respect to a Partnership Unit, or all or any portion of a Partnership Interest, means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article 11 hereof, "Transfer" does not include (a) any Redemption of Partnership Common Units by the Partnership, or
acquisition of Tendered Units by the General Partner, pursuant to Section 8.6 hereof or (b) any redemption of Partnership Units pursuant to any Partnership
Unit Designation. The terms "Transferred" and "Transferring" have correlative meanings.

     "Twelve-Month Period" means as to any Qualifying Party, a twelve-month period ending on the day before the first (1st) anniversary of such Qualifying
Party's becoming a Holder of Partnership Common Units or on the day before any subsequent anniversary thereof; provided, however, that the General Partner may, in its sole and absolute discretion, by written agreement with a Qualifying
Party, shorten or lengthen the first Twelve-Month Period to a period that is shorter or longer than twelve (12) months with respect to a Qualifying Party.

     "Unitholder" means the General Partner or any Holder of Partnership Units.

     "Value" means, on any date of determination with respect to a REIT Share, the average of the daily Market Prices for ten (10) consecutive trading days immediately preceding the date of determination except that, as provided in
Section 4.4.B. hereof, the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Stock Option Plan shall be substituted for such average of daily market prices for purposes of
Section 4.4 hereof; provided, however, that for purposes of Section 8.6, the
"date of determination" shall be the date of receipt by the General Partner of a
Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding REIT Shares, the Closing Price for such REIT Shares on such date. The "Closing Price" on any date shall mean the last sale price for such REIT Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such REIT Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such REIT Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such
REIT Shares are listed or admitted to trading or, if such REIT Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such REIT Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such REIT Shares selected by the Board of
Directors of the General Partner or, in the event that no trading price is available for such REIT Shares, the fair market value of the REIT Shares, as determined in good faith by the Board of Directors of the General Partner.

     In the event that the REIT Shares Amount includes Rights (as defined in the definition of "REIT Shares Amount") that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the
General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

     Section 2.1 Organization. The Partnership is a limited partnership organized pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act.
The Partnership Interest of each Partner shall be personal property for all purposes.

                                       15

     Section 2.2 Name. The name of the Partnership is "AFFORDABLE RESIDENTIAL
COMMUNITIES LP." The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the
General Partner or any Affiliate thereof. The words "Limited Partnership," "LP,"
"L.P.," "Ltd." or similar words or letters shall be included in the
Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners.

     Section 2.3 Registered Office and Agent; Principal Office. The address of the registered office of the Partnership in the State of Delaware is located at
Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805, and
the registered agent for service of process on the Partnership in the State of
Delaware at such registered office is Corporation Service Company. The principal office of the Partnership is located at 600 Grant Street, Suite 900, Denver,
Colorado 80203 or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

     Section 2.4 Power of Attorney.

     A. Each Limited Partner and each Assignee hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

         (1) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the
     Certificate and all amendments, supplements or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the
     State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General
     Partner or the Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the
     Partnership pursuant to the terms of this Agreement; (e) all instruments relating to the admission, withdrawal, removal or substitution of any
     Partner pursuant to, or other events described in, Article 11, Article 12 or Article 13 hereof or the Capital Contribution of any Partner; and (f)
     all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to
     Partnership Interests; and

         (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the
     Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole and absolute discretion of the
     General Partner or the Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or the Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

                                       16

     B. The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees will be relying upon the power of the
General Partner or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Limited Partner's or
Assignee's Partnership Units or Partnership Interest and shall extend to such
Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or
Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or the Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

     Section 2.5 Term. Pursuant to Section 17-217(d) of the Act, the term of the
Partnership commenced on September 30, 1998 and shall continue until the
Partnership is dissolved pursuant to the provisions of Article 13 hereof or as otherwise provided by law.

                                   ARTICLE III
                                     PURPOSE

     Section 3.1 Purpose and Business. The purpose and nature of the Partnership is to conduct any business, enterprise or activity permitted by or under the
Act; provided, however, such business and arrangements and interests may be limited to and conducted in such a manner as to permit the General Partner, in the sole and absolute discretion of the General Partner, at all times to be classified as a REIT. In connection with the foregoing, the Partnership shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue and guarantee evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien and, directly or indirectly, to acquire and construct additional Properties necessary, useful or desirable in connection with its business.

     Section 3.2 Powers.

     A. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership.

     B. The Partnership may contribute from time to time Partnership capital to one or more newly formed entities solely in exchange for equity interests therein (or in a wholly-owned subsidiary entity thereof).

     C. Notwithstanding any other provision in this Agreement, the General
Partner may cause the Partnership not to take, or to refrain from taking, any action that, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (ii) could subject the General Partner to any additional taxes under Code Section 857 or Code Section 4981 or any other related or successor provision of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the
General Partner, its securities or the Partnership.

     Section 3.3 Partnership Only for Partnership Purposes. This Agreement shall not be deemed to create a company, venture or partnership between or among the
Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1 hereof.
Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this

                                       17

Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, and the Partnership shall not be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

     Section 3.4 Representations and Warranties by the Parties.

     A. Each Partner (including, without limitation, each Additional Limited
Partner or Substituted Limited Partner as a condition to becoming an Additional
Limited Partner or a Substituted Limited Partner, respectively) that is an individual represents and warrants to each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner's property is bound, or any statute, regulation, order or other law to which such Partner is subject, (ii) subject to the last sentence of this Section 3.4.A, such
Partner is neither a "foreign person" within the meaning of Code Section 1445(f)
nor a "foreign partner" within the meaning of Code Section 1446(e), (iii) such
Partner does not own, directly or indirectly, (a) nine and eight tenths percent
(9.8%) or more of the total combined voting power of all classes of stock entitled to vote, or nine and eight tenths percent (9.8%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (I) the General Partner or any Qualified REIT Subsidiary, (II) the
Partnership or (III) any partnership, venture or limited liability company of which the General Partner, any Qualified REIT Subsidiary or the Partnership is a
member or (b) an interest of nine and eight tenths percent (9.8%) or more in the assets or net profits of any tenant of either (I) the General Partner or any
Qualified REIT Subsidiary, (II) the Partnership or (III) any partnership, venture, or limited liability company of which the General Partner, any
Qualified REIT Subsidiary or the Partnership is a member and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in the foregoing clause (ii) would be inaccurate if given by a Partner, such Partner (w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the
General Partner in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the General Partner to withhold, all withholdings to which such a "foreign person" or "foreign partner," as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the General Partner with respect to such withholdings, including by effecting the timely completion and delivery to the General Partner of all governmental forms required in connection therewith.

     B. Each Partner (including, without limitation, each Additional Limited
Partner or Substituted Limited Partner as a condition to becoming an Additional
Limited Partner or a Substituted Limited Partner, respectively) that is not an individual represents and warrants to each other Partner(s) that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s), as the case may be, as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, articles, charter or bylaws, as the case may be, any material agreement by which such Partner or any of such Partner's properties or any of its partners, members, beneficiaries, trustees or stockholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, members, trustees, beneficiaries or stockholders, as the case may be, is or are subject, (iii) subject to the last sentence of this Section 3.4.B, such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a
"foreign partner" within the meaning of Code Section 1446(e), (iv) such Partner does not own, directly or indirectly, (a) nine and eight tenths percent (9.8%)
or more of the total combined voting power of all classes of stock entitled to vote, or nine and eight tenths percent (9.8%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either
(I) the General Partner or any Qualified REIT Subsidiary, (II) the Partnership
or (III) any partnership, venture or limited liability company of which the
General Partner, any Qualified REIT Subsidiary or the Partnership is a member or
(b) an interest of nine and eight tenths percent (9.8%) or more in the assets or net profits of any tenant of either (I) the General Partner or any Qualified
REIT Subsidiary, (II) the Partnership or (III) any partnership, venture or limited liability company for which the General Partner, any Qualified REIT
Subsidiary or the Partnership is a member and (v) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.
Notwithstanding anything contained herein to the contrary, in the event that the

                                       18

representation contained in the foregoing clause (iii) would be inaccurate if given by a Partner, such Partner (w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the General
Partner in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the General Partner to withhold, all withholdings to which such a "foreign person" or "foreign partner", as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the General Partner with respect to such withholdings, including by effecting the timely completion and delivery to the General Partner of all internal revenue forms required in connection therewith.

     C. Each Partner (including, without limitation, each Substituted Limited
Partner as a condition to becoming a Substituted Limited Partner) represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

     D. The representations and warranties contained in Sections 3.4.A, 3.4.B and 3.4.C hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted
Limited Partner, the admission of such Additional Limited Partner or Substituted
Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.

     E. Each Partner (including, without limitation, each Substituted Limited
Partner as a condition to becoming a Substituted Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General
Partner have been made by any Partner or any employee or representative or
Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

                                   ARTICLE IV
                              CAPITAL CONTRIBUTIONS

     Section 4.1 Capital Contributions of the Partners. The Partners have made
Capital Contributions to the Partnership and own Partnership Units in the amount set forth for such Partner on Exhibit A, as the same may be amended from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a
Partner's ownership of Partnership Units. Except as provided by law or in
Section 4.2, 4.3 or 10.4 hereof, the Partners shall have no obligation or right to make any additional Capital Contributions or loans to the Partnership.

     Section 4.2 Issuances of Additional Partnership Interests.

     A. General. The General Partner is hereby authorized to cause the
Partnership to issue additional Partnership Interests, in the form of
Partnership Units, for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner) or to other Persons, and to admit such Persons as Additional Limited Partners, for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited
Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units (i) upon the conversion, redemption or exchange of any Debt, Partnership Units or other securities issued by the Partnership, (ii) for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, and (iii) in
connection with any merger of any other Person into the Partnership or any
Subsidiary of the Partnership, if the applicable merger agreement provides that
Persons are to receive Partnership

                                       19

Units in exchange for their interests in the Person merging into the Partnership or any Subsidiary of the Partnership. Subject to Delaware law, any additional
Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as shall be determined by the General Partner, in its sole and absolute discretion without the approval of any Limited Partner, and set forth in a written document thereafter attached to and made an exhibit to this Agreement (each, a
"Partnership Unit Designation"). Without limiting the generality of the foregoing, the General Partner shall have authority to specify (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (b) the right of each such class or series of Partnership Interests to share in Partnership distributions;
(c) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of Partnership Interests; (e) the conversion, redemption or exchange rights applicable to each such class or series of
Partnership Interests; and (f) that any Partnership Common Units may be issued as Paired Common Units. Upon the issuance of any additional Partnership
Interest, the General Partner shall amend Exhibit A as appropriate to reflect such issuance.

     B. Issuances to the General Partner. No additional Partnership Units shall be issued to the General Partner unless (i) the additional Partnership Units are issued to all Partners in proportion to their respective Percentage Interests with respect to the class of Partnership Units so issued, (ii) (a) the additional Partnership Units are (x) Partnership Common Units issued in connection with an issuance of REIT Shares, or (y) Partnership Units (other than
Partnership Common Units) issued in connection with an issuance of Preferred
Shares, New Securities or other interests in the General Partner (other than
REIT Shares), which Preferred Shares, New Securities or other interests have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the additional Partnership Units issued to the General
Partner, and (b) the General Partner contributes or otherwise causes to be transferred to the Partnership the cash proceeds or other consideration received in connection with the issuance of such REIT Shares, Preferred Shares, New
Securities or other interests in the General Partner, (iii) the additional
Partnership Units are issued upon the conversion, redemption or exchange of
Debt, Partnership Units or other securities issued by the Partnership, or (iv)
the additional Partnership Units are issued pursuant to Section 4.6 or Section
4.7. In the event that the Partnership issues additional Partnership Units pursuant to this Section 4.2B, the General Partner shall make such revisions to this Agreement (including but not limited to the revisions described in Section
6.2.B and Section 8.6) as it determines are necessary to reflect the issuance of such additional Partnership Units.

     C. No Preemptive Rights. No Person, including, without limitation, any
Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

     Section 4.3 Additional Funds and Capital Contributions.

     A. General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("Additional Funds")
for the acquisition or development of additional Properties, for the redemption of Partnership Units or for such other purposes as the General Partner may determine in its sole and absolute discretion. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3 without the approval of any Limited Partners.

     B. Additional Capital Contributions. The General Partner, on behalf of the
Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital
Contribution (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units
(as set forth in Section 4.2 above) in consideration therefor and the Percentage
Interests of the General Partner and the Limited Partners shall be adjusted to reflect the issuance of such additional Partnership Units.

     C. Loans by Third Parties. The General Partner, on behalf of the
Partnership, may obtain any Additional Funds by causing the Partnership to incur
Debt to any Person upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units;

                                       20

provided, however, that the Partnership shall not incur any such Debt if (i) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer by any Limited Partner of any Partnership Interest, or (ii) such
Debt is recourse to any Partner (unless the Partner otherwise agrees).

     D. General Partner Loans. The General Partner, on behalf of the
Partnership, may obtain any Additional Funds by causing the Partnership to incur
Debt with the General Partner (each, a "General Partner Loan") if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the
General Partner, the net proceeds of which are loaned to the Partnership to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if (a) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer by any Limited Partner of any Partnership
Interest, or (b) such Debt is recourse to any Partner (unless the Partner otherwise agrees).

     E. Issuance of Securities by the General Partner. The General Partner shall not issue any additional REIT Shares, Preferred Shares, Junior Shares or New
Securities unless the General Partner contributes the cash proceeds or other consideration received from the issuance of such additional REIT Shares,
Preferred Shares, Junior Shares or New Securities, as the case may be, and from the exercise of the rights contained in any such additional New Securities, to the Partnership in exchange for (x) in the case of an issuance of REIT Shares,
Partnership Common Units, or (y) in the case of an issuance of Preferred Shares,
Junior Shares or New Securities, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Preferred Shares, Junior Shares or New Securities; provided, however, that notwithstanding the foregoing, the General Partner may issue REIT Shares,
Preferred Shares, Junior Shares or New Securities (a) pursuant to Section 4.4 or
Section 8.6.B hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Preferred Shares, Junior Shares or New Securities
to all of the holders of REIT Shares, Preferred Shares, Junior Shares or New
Securities, as the case may be, (c) upon a conversion, redemption or exchange of
Preferred Shares, (d) upon a conversion of Junior Shares into REIT Shares, (e)
upon a conversion, redemption, exchange or exercise of New Securities, (f)
pursuant to share grants or awards made pursuant to any equity incentive plan of the General Partner (including the 2003 equity incentive plan), or (g) in connection with an acquisition of a property or other asset to be owned, directly or indirectly, by the General Partner if the General Partner determines that such acquisition is in the best interests of the Partnership. In the event of any issuance of additional REIT Shares, Preferred Shares, Junior Shares or
New Securities by the General Partner, and the contribution to the Partnership, by the General Partner, of the cash proceeds or other consideration received from such issuance, the Partnership shall pay the General Partner's expenses associated with such issuance, including any underwriting discounts or commissions (it being understood that payment of some or all of such expenses may be made by the General Partner on behalf of the Partnership out of the gross proceeds of such issuance prior to the contribution of such proceeds by the
General Partner to the Partnership).

     Section 4.4 Stock Option Plan.

     A. Options Granted to Company Employees and Independent Directors. If at
any time or from time to time, in connection with a Stock Option Plan, a stock option granted to a Company Employee or an Outside Director is duly exercised:

         (1) the General Partner shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership in an amount equal to the exercise price paid to the General Partner by such exercising party in connection with the exercise of such stock option.

         (2) Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.4.A(1) hereof, the General Partner shall be deemed to have contributed to the Partnership as a Capital Contribution, in consideration of an additional Limited Partner Interest (expressed in and as additional Partnership Common Units), an amount equal to the Value of a
     REIT

                                       21

     Share as of the date of exercise multiplied by the number of REIT Shares then being issued in connection with the exercise of such stock option.

         (3) An equitable Percentage Interest adjustment shall be made in which the General Partner shall be treated as having made a cash contribution equal to the amount described in Section 4.4.A(2) hereof.

     B. Special Valuation Rule. For purposes of this Section 4.4, in determining the Value of a REIT Share, only the trading date immediately preceding the exercise of the relevant stock option under the Stock Option Plan shall be considered.

     C. Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the General Partner from adopting, modifying or terminating stock incentive plans, including any Stock Option Plan, for the benefit of employees, directors or other business associates of the
General Partner, the Partnership or any of their Affiliates. The Limited
Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the General Partner amendments to this Section 4.4 may become necessary or advisable and that any approval or consent of the Limited
Partners required pursuant to the terms of this Agreement in order to effect any such amendments requested by the General Partner shall not be unreasonably withheld or delayed.

     Section 4.5 No Interest; No Return. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account.
Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

     Section 4.6 Conversion or Redemption of Preferred Shares.

     A. Conversion of Preferred Shares. If, at any time, any Preferred Shares are converted into REIT Shares, in whole or in part, then a number of
Partnership Preferred Units equal to the number of Preferred Shares so converted shall automatically be converted into a number of Partnership Common Units equal to (i) the number of REIT Shares issued upon such conversion divided by (ii) the
Adjustment Factor then in effect, and the Percentage Interests of the General
Partner and the Limited Partners shall be adjusted to reflect such conversion.

     B. Redemption of Preferred Shares. If, at any time, any Preferred Shares are redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the General Partner for cash, the Partnership shall, immediately prior to such redemption of Preferred Shares, redeem an equal number of Partnership Preferred Units held by the General Partner, upon the same terms and for the same price per Partnership Preferred Unit, as such Preferred Shares are redeemed.

     Section 4.7 Conversion or Redemption of Junior Shares.

     A. Conversion of Junior Shares. If, at any time, any of the Junior Shares are converted into REIT Shares, in whole or in part, then a number of
Partnership Common Units equal to (i) the number of REIT Shares issued upon such conversion divided by (ii) the Adjustment Factor then in effect shall be issued to the General Partner, and the Percentage Interests of the General Partner and
the Limited Partners shall be adjusted to reflect such conversion.

     B. Redemption of Junior Shares. If, at any time, any Junior Shares are redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the General Partner for cash, the Partnership shall, immediately prior to such redemption of Junior Shares, redeem an equal number of
Partnership Junior Units held by the General Partner, upon the same terms and for the same price per Partnership Junior Unit, as such Junior Shares are redeemed.

     Section 4.8 Other Contribution Provisions. In the event that any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, unless otherwise determined by the General
Partner in its sole and absolute discretion, such transaction shall be treated by the Partnership and the affected

                                       22

Partner as if the Partnership had compensated such partner in cash and such
Partner had contributed the cash to the capital of the Partnership. In addition, with the consent of the General Partner, one or more Limited Partners may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership.

     Section 4.9 Not Publicly Traded. The General Partner, on behalf of the
Partnership, shall use its best efforts not to take any action which would result in the Partnership being a "publicly traded partnership" under and as such term is defined in Section 7704(b) of the Code.

                                    ARTICLE V
                                  DISTRIBUTIONS

     Section 5.1 Requirement and Characterization of Distributions. Subject to
the terms of any Partnership Unit Designation, the General Partner shall cause the Partnership to distribute quarterly all, or such portion as the General
Partner may in its sole and absolute discretion determine, of Available Cash generated by the Partnership during such quarter to the Holders of Partnership
Units on such Partnership Record Date with respect to such quarter: (i) first, with respect to any Partnership Interests that are entitled to any preference in distribution, in accordance with the rights of such class(es) of Partnership
Interests (and, within such class(es), pro rata in proportion to the respective
Percentage Interests on such Partnership Record Date), and (ii) second, with respect to any Partnership Interests that are not entitled to any preference in distribution, in accordance with the rights of such class of Partnership
Interests (and, within such class, pro rata in proportion to the respective
Percentage Interests on such Partnership Record Date). Distributions payable with respect to any Partnership Units that were not outstanding during the entire quarterly period in respect of which any distribution is made shall be prorated based on the portion of the period that such units were outstanding.
The General Partner in its sole and absolute discretion may distribute to the
Unitholders Available Cash on a more frequent basis and provide for an appropriate Partnership Record Date. Notwithstanding anything herein to the contrary, the General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the General
Partner's qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay stockholder dividends that will (a) satisfy the requirements for its qualification as a REIT under the
Code and Regulations (the "REIT Requirements") and (b) except to the extent otherwise determined by the General Partner, avoid any federal income or excise tax liability of the General Partner.

     Section 5.2 Distributions In-Kind. No right is given to any Unitholder to demand and receive property other than cash as provided in this Agreement. The
General Partner may determine, in its sole and absolute discretion, to make a distribution in-kind of Partnership assets to the Unitholders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10 hereof.

     Section 5.3 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to any Unitholder shall be treated as amounts paid or distributed to such Unitholder pursuant to Section
5.1 hereof for all purposes under this Agreement.

     Section 5.4 Distributions Upon Liquidation. Notwithstanding the other provisions of this Article 5, net proceeds from a Terminating Capital
Transaction, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the
Unitholders in accordance with Section 13.2 hereof.

     Section 5.5 Distributions to Reflect Issuance of Additional Partnership
Units. In the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article 4 hereof, subject to Section 7.3.D, the
General Partner is hereby authorized to make such revisions to this Article 5 as it determines are necessary or desirable to reflect the issuance of such additional Partnership Units, including, without limitation, making preferential distributions to certain classes of Partnership Units.

                                       23

     Section 5.6 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General
Partner, on behalf of the Partnership, shall make a distribution to any
Unitholder on account of its Partnership Interest or interest in Partnership
Units if such distribution would violate Section 17-607 of the Act or other applicable law.

                                   ARTICLE VI
                                   ALLOCATIONS

     Section 6.1 Timing and Amount of Allocations of Net Income and Net Loss.
Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each Partnership Year of the Partnership as of the end of each such year. Except as otherwise provided in this Article 6, and subject to
Section 11.6.C hereof, an allocation to a Unitholder of a share of Net Income or
Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net
Income or Net Loss.

     Section 6.2 General Allocations.

     A. In General. Subject to the terms of any Partnership Unit Designation, except as otherwise provided in this Article 6 and subject to Section 11.6.C hereof, Net Income and Net Loss shall be allocated to each of the Holders of
Partnership Units holding the same class of Partnership Units in accordance with their respective Percentage Interests in such class at the end of each
Partnership Year.

     B. Allocations to Reflect Issuance of Additional Partnership Units. In the
event that the Partnership issues additional Partnership Units pursuant to the provisions of Article 4 hereof, the General Partner is hereby authorized to make such revisions to this Section 6.2 as it determines are necessary or desirable to reflect the terms of the issuance of such additional Partnership Units, including, without limitation, making preferential allocations to certain classes of Partnership Units.

     Section 6.3 Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article 6:

     A. Special Allocations Regarding Partnership Preferred Units. If any
Partnership Preferred Units are redeemed pursuant to Section 4.6.B hereof
(treating a full liquidation of the General Partner Interest for purposes of this Section 6.3.A as including a redemption of any then outstanding Partnership
Preferred Units pursuant to Section 4.6.B hereof), for the Partnership Year that includes such redemption (and, if necessary, for subsequent Partnership Years)
(a) gross income and gain shall be allocated to the General Partner to the extent that the amounts paid or payable with respect to the Partnership
Preferred Units so redeemed (or treated as redeemed) exceed the aggregate
Capital Contributions (net of liabilities assumed or taken subject to by the
Partnership) per Partnership Preferred Unit allocable to the Partnership
Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses shall be allocated to the General Partner to the extent that the aggregate Capital Contributions (net of liabilities assumed or taken subject to by the Partnership) per Partnership Preferred Unit allocable to the Partnership
Preferred Units so redeemed (or treated as redeemed) exceed the amount paid or payable with respect to the Partnership Preferred Units so redeemed (or treated as redeemed).

     B. Regulatory Allocations.

         (i) Minimum Gain Chargeback. Except as otherwise provided in
     Regulations Section 1.704-2(f), notwithstanding the provisions of Section
     6.2 hereof, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each
     Holder of Partnership Units shall be specially allocated items of
     Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in
     Partnership Minimum Gain, as determined under Regulations Section
     1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to

                                       24

     be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6)
     and 1.704-2(j)(2). This Section 6.3.B(i) is intended to qualify as a
     "minimum gain chargeback" within the meaning of Regulations Section 1.704-
     2(f) and shall be interpreted consistently therewith.

         (ii) Partner Minimum Gain Chargeback. Except as otherwise provided in
     Regulations Section 1.704-2(i)(4) or in Section 6.3.B(i) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner
     Nonrecourse Debt during any Partnership Year, each Holder of Partnership
     Units who has a share of the Partner Minimum Gain attributable to such
     Partner Nonrecourse Debt, determined in accordance with Regulations Section
     1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner, Limited Partner and other
     Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2).
     This Section 6.3.B(ii) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulations Section
     1.704-2(i) and shall be interpreted consistently therewith.

         (iii) Nonrecourse Deductions and Partner Nonrecourse Deductions. Any
     Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holders of Partnership Units in accordance with their
     Partnership Units. Any Partner Nonrecourse Deductions for any Partnership
     Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such
     Partner Nonrecourse Deductions are attributable, in accordance with
     Regulations Section 1.704-2(i).

         (iv) Qualified Income Offset. If any Holder of Partnership Units
     unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704- 1(b)(2)(ii)(d)(4), (5) or (6), items of
     Partnership income and gain shall be allocated, in accordance with
     Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(iv) shall be made if and only to the extent that such Holder would have an Adjusted
     Capital Account Deficit after all other allocations provided in this
     Article 6 have been tentatively made as if this Section 6.3.B(iv) were not in the Agreement. It is intended that this Section 6.3.B(iv) qualify and be construed as a "qualified income offset" within the meaning of Regulations
     Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         (v) Gross Income Allocation. In the event that any Holder of
     Partnership Units has a deficit Capital Account at the end of any
     Partnership Year that is in excess of the sum of (1) the amount (if any)
     that such Holder is obligated to restore to the Partnership upon complete liquidation of such Holder's Partnership Interest (including, the Holder's interest in outstanding Partnership Preferred Units and other Partnership
     Units) and (2) the amount that such Holder is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections
     1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.B(v) and Section 6.3.B(iv)
     hereof were not in the Agreement.

                                       25

         (vi) Limitation on Allocation of Net Loss. To the extent that any allocation of Net Loss would cause or increase an Adjusted Capital Account
     Deficit as to any Holder of Partnership Units, such allocation of Net Loss shall be reallocated among the other Holders of Partnership Units in accordance with their respective Partnership Units, subject to the limitations of this Section 6.3.B(vi).

         (vii) Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b)
     or Code Section 743(b) is required, pursuant to Regulations Section
     1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704- 1(b)(2)(iv)(m)(4), to
     be taken into account in determining Capital Accounts as the result of a distribution to a Holder of Partnership Units in complete liquidation of its interest in the Partnership, the amount of such adjustment to the
     Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders in accordance with their Partnership Common Units in the event that
     Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holders to whom such distribution was made in the event that Regulations Section
     1.704-1(b)(2)(iv)(m)(4) applies.

         (viii) Curative Allocations. The allocations set forth in Sections
     6.3.B(i), (ii), (iii), (iv), (v), (vi) and (vii) hereof (the "Regulatory
     Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2.
     Notwithstanding the provisions of Section 6.1 hereof, the Regulatory
     Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Partnership Units so that to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Partnership Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

     C. Special Allocations Upon Liquidation. Notwithstanding any provision in this Article VI to the contrary, in the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article 13 hereof, then any Net
Income or Net Loss realized in connection with such transaction and thereafter
(and, if necessary, constituent items of income, gain, loss and deduction) shall be specially allocated among the Partners as required so as to cause liquidating distributions pursuant to Section 13.2.A(4) hereof to be made in the same amounts and proportions as would have resulted had such distributions instead been made pursuant to Article 5 hereof.

     D. Allocation of Excess Nonrecourse Liabilities. The Partnership shall allocate "nonrecourse liabilities" (within the meaning of Regulations Section
1.752-1(a)(2)) of the Partnership that are secured by multiple Properties under any reasonable method chosen by the General Partner in accordance with
Regulations Section 1.752- 3(a)(3)(b). The Partnership shall allocate "excess nonrecourse liabilities" of the Partnership under any method approved under
Regulations Section 1.752-3(a)(3) as chosen by the General Partner. For purposes of determining a Holder's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section
1.752-3(a)(3), each Holder's interest in Partnership profits shall be equal to such Holder's share of Partnership Units.

     Section 6.4 Tax Allocations.

     A. In General. Except as otherwise provided in this Section 6.4, for income tax purposes under the Code and the Regulations each Partnership item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Holders of Partnership Common Units in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections
6.2 and 6.3 hereof.

     B. Allocations Respecting Section 704(c) Revaluations. Notwithstanding
Section 6.4.A hereof, Tax Items with respect to Property that is contributed to the Partnership with a Gross Asset Value that varies from its basis in the hands of the contributing Partner immediately preceding the date of contribution shall be allocated among

                                       26

the Holders of Partnership Common Units for income tax purposes pursuant to
Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Partnership shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the General Partner, including, without limitation, the "remedial allocation method" as described in Regulations Section 1.704-3(d). In the event that the Gross Asset Value of any partnership asset is adjusted pursuant to subsection (b) of the definition of "Gross Asset Value" (provided in Article 1 hereof), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations.

                                   ARTICLE VII
                      MANAGEMENT AND OPERATIONS OF BUSINESS

     Section 7.1 Management.

     A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Partners with or without cause, except with the consent of the General
Partner. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General
Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in
Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

         (1) the making of any expenditures, the lending or borrowing of money
     (including, without limitation, making prepayments on loans and borrowing money or selling assets to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner desires to maintain or restore its status as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Code Section 4981) and to make distributions to its stockholders sufficient to permit the General Partner to maintain or restore REIT status or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations that it deems necessary for the conduct of the activities of the Partnership;

         (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

         (3) the acquisition, sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the
     Partnership (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the
     Partnership) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity;

         (4) the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms that it sees fit, including, without limitation, the financing of the operations and activities of the General
     Partner, the Partnership or any of the Partnership's Subsidiaries, the
     lending of funds to other Persons (including, without limitation, the
     Partnership's Subsidiaries) and the repayment of obligations of the
     Partnership, its

                                       27

     Subsidiaries and any other Person in which the Partnership has an equity investment, and the making of capital contributions to and equity investments in the Partnership's Subsidiaries;

         (5) the management, operation, leasing, landscaping, repair, alteration, demolition, replacement or improvement of any Property, including, without limitation, any Contributed Property, or other asset of the Partnership or any Subsidiary, whether pursuant to a Services Agreement or otherwise;

         (6) the negotiation, execution and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

         (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Partnership, and the collection and receipt of revenues, rents and income of the Partnership;

         (8) the maintenance of such insurance for the benefit of the
     Partnership and the Partners as it deems necessary or appropriate, including, without limitation, (i) casualty, liability and other insurance on the Properties and (ii) liability insurance for the Indemnitees hereunder;

         (9) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, any Subsidiary and any other Person in which it has an equity investment from time to time);
     provided, however, that, as long as the General Partner has determined to continue to qualify as a REIT, the General Partner may not engage in any such formation, acquisition or contribution that would cause the General
     Partner to fail to qualify as a REIT within the meaning of Code Section
     856(a);

         (10) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

         (11) the undertaking of any action in connection with the Partnership's direct or indirect investment in any Subsidiary or any other Person
     (including, without limitation, the contribution or loan of funds by the
     Partnership to such Persons);

         (12) except as otherwise specifically set forth in this Agreement, the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt; provided that such methods are otherwise consistent with the requirements of this Agreement;

                                       28

         (13) the enforcement of any rights against any Partner pursuant to representa tions, warranties, covenants and indemnities relating to such
     Partner's contribution of property or assets to the Partnership;

         (14) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

         (15) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any
     Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

         (16) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the
     Partnership does not have an interest, pursuant to contractual or other arrangements with such Person;

         (17) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

         (18) the issuance of additional Partnership Units, as appropriate and in the General Partner's sole and absolute discretion, in connection with
     Capital Contributions by Additional Limited Partners and additional Capital
     Contributions by Partners pursuant to Article 4 hereof;

         (19) the selection and dismissal of Company Employees (including, without limitation, employees having titles or offices such as president, vice president, secretary and treasurer), and agents, outside attorneys, accountants, consultants and contractors of the Partnership or the General
     Partner, the determination of their compensation and other terms of employment or hiring and the delegation to any such Company Employee the authority to conduct the business of the Partnership in accordance with the terms of this Agreement; and

         (20) an election to dissolve the Partnership pursuant to Section 13.1.C hereof.

     B. Each of the Limited Partners agrees that, except as provided in Section
7.3 hereof, the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the
Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General
Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

     C. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

     D. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken by it. The
General Partner and the Partnership shall not have liability to a Limited
Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General
Partner pursuant to its authority under this Agreement.

                                       29

     Section 7.2 Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the
District of Columbia or any other jurisdiction, in which the Partnership may elect to do business or own property. Except as otherwise required under the
Act, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any
Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the
State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

     Section 7.3 Restrictions on General Partner's Authority.

     A. The General Partner may not take any action in contravention of this
Agreement, including, without limitation:

         (1) taking any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this
     Agreement;

         (2) possessing Property, or assigning any rights in specific Property, for other than a Partnership purpose except as otherwise provided in this
     Agreement, including, without limitation, Section 7.10;

         (3) admitting a Person as a Partner, except as otherwise provided in this Agreement;

         (4) performing any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided Section 10.4 hereof or under the Act; or

         (5) entering into any contract, mortgage, loan or other agreement that prohibits or restricts, or has the effect of prohibiting or restricting, the ability of (a) the General Partner, or the Partnership from satisfying its obligations under Section 8.6 hereof in full or (b) a Limited Partner from exercising its rights under Section 8.6 hereof to effect a Redemption in full, except, in either case, with the written consent of such Limited
     Partner affected by the prohibition or restriction.

     B. The General Partner shall not, without the prior Consent of the Limited
Partners, except as provided in Sections 4.2.A, 5.5, 6.2.B and 7.3.C hereof, amend, modify or terminate this Agreement.

     C. The General Partner shall have the power, without the Consent of the
Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

         (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the
     General Partner for the benefit of the Limited Partners;

         (2) to reflect the admission, substitution or withdrawal of Partners or the termination of the Partnership in accordance with this Agreement, and to amend Exhibit A in connection with such admission, substitution or withdrawal;

                                       30

         (3) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

         (4) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

         (5) (a) to reflect such changes as are reasonably necessary for the
     General Partner to maintain or restore its status as a REIT or to satisfy the REIT Requirements; or (b) to reflect the Transfer of all or any part of a Partnership Interest between the General Partner and any Qualified REIT
     Subsidiary;

         (6) to modify the manner in which Capital Accounts are computed (but only to the extent set forth in the definition of "Capital Account" or contemplated by the Code or the Regulations); and

         (7) to issue additional Partnership Interests in accordance with
     Section 4.2.

     The General Partner will provide notice to the Limited Partners whenever any action under this Section 7.3.C is taken.

     D. Notwithstanding Sections 7.3.B and 7.3.C hereof, this Agreement shall not be amended, and no action may be taken by the General Partner, without the
Consent of each Partner adversely affected thereby, if such amendment or action would (i) convert a Limited Partner Interest in the Partnership into a General
Partner Interest (except as a result of the General Partner acquiring such
Partnership Interest), (ii) modify the limited liability of a Limited Partner,
(iii) alter the rights of any Partner to receive the distributions to which such
Partner is entitled, pursuant to Article 5 or Section 13.2.A hereof, or alter the allocations specified in Article 6 hereof (except, in any case, as permitted pursuant to Sections 4.2, 5.5, 6.2.B and 7.3.C hereof), (iv) alter or modify the
Redemption rights, Cash Amount, REIT Consideration, or REIT Shares Amount as set
forth in Sections 8.6 and 11.2 hereof, or amend or modify any related definitions, or (v) amend this Section 7.3.D; provided, however, that the
Consent of each Partner adversely affected shall not be required for any amendment or action that affects all Partners holding the same class or series of Partnership Units on a uniform or pro rata basis. Further, no amendment may alter the restrictions on the General Partner's authority set forth elsewhere in this Section 7.3 without the Consent specified therein. Any such amendment or action consented to by any Partner shall be effective as to that Partner, notwithstanding the absence of such consent by any other Partner.

     Section 7.4 Reimbursement of the General Partner.

     A. The General Partner shall not be compensated for its services as general partner of the Partnership except as provided in this Agreement (including the provisions of Articles 5 and 6 hereof regarding distributions, payments and allocations to which it may be entitled in its capacity as the General Partner).

     B. Subject to Sections 7.4.C and 15.11 hereof, the Partnership shall be liable for, and shall reimburse the General Partner on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all sums expended in connection with the Partnership's business, including, without limitation, (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the
Partnership, (ii) compensation of officers and employees, including, without limitation, payments under future compensation plans of the General Partner that may provide for stock units, or phantom stock, pursuant to which employees of the General Partner will receive payments based upon dividends on or the value of REIT Shares, (iii) director fees and expenses and (iv) if the General Partner becomes a public company, all costs and expenses of the General Partner being a public company, including costs of filings with the SEC, reports and other distributions to its stockholders; provided, however, that the amount of any reimbursement shall be reduced by any interest earned by the

                                       31

General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership as permitted pursuant to Section 7.5.A hereof. Such reimbursements shall be in addition to any reimbursement of the
General Partner as a result of indemnification pursuant to Section 7.7 hereof.

     C. To the extent practicable, Partnership expenses shall be billed directly to and paid by the Partnership and, subject to Section 15.11 hereof, reimbursements to the General Partner or any of its Affiliates by the
Partnership pursuant to this Section 7.4 shall be treated as non-income reimbursements, and not as "guaranteed payments" within the meaning of Code
Section 707(c) or other form of gross income.

     Section 7.5 Outside Activities of the General Partner.

     A. The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with (a) the ownership, acquisition and disposition of Partnership Interests as General Partner, (b) the
management of the business of the Partnership, (c) if the General Partner becomes a reporting company with a class (or classes) of securities registered under the Exchange Act, the operation of the General Partner as such, (d) the
General Partner's operations as a REIT, (e) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (f) financing or refinancing of any type related to the Partnership or its assets or activities, (g) any of the foregoing activities as they relate to a Subsidiary of the Partnership or of the General Partner and (h) such activities as are incidental thereto. Nothing contained herein shall be deemed to prohibit the General Partner from executing guarantees of Partnership debt for which it would otherwise be liable in its capacity as General Partner.
Subject to Section 7.3.B hereof, the General Partner shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Partnership) other than interests in
Subsidiaries of the Partnership and the General Partner and Partnership
Interests as the General Partner and other than such cash and cash equivalents, bank accounts or similar instruments or accounts as the General Partner deems reasonably necessary, taking into account Section 7.1.D hereof and the requirements necessary for the General Partner to carry out its responsibilities contemplated under this Agreement and the Charter and to qualify as a REIT.
Notwithstanding the foregoing, if the General Partner acquires assets in its own name and owns Property other than through the Partnership, the Partners agree to negotiate in good faith to amend this Agreement, including, without limitation, the definition of "Adjustment Factor," to reflect such activities and the direct ownership of assets by the General Partner. The General Partner and any
Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such
Limited Partner Interests.

     B. In the event the General Partner exercises its rights under the Charter to purchase REIT Shares, other capital stock of the General Partner or New
Securities, as the case may be, then the General Partner shall cause the
Partnership to purchase from it an appropriate number of Partnership Units on the same terms that the General Partner purchased such REIT shares, other capital stock of the General Partner or New Securities, as the case may be, based on the Adjustment Factor then in effect.

     Section 7.6 Contracts with Affiliates.

     A. The Partnership may lend or contribute funds or other assets to its
Subsidiaries or other Persons in which it has an equity investment, and such
Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any
Subsidiary or any other Person.

     B. Except as provided in Section 7.5.A hereof and subject to Section 3.1 hereof, the Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes to be advisable.

                                       32

     C. Except as expressly permitted by this Agreement, neither the General
Partner nor any of its Affiliates shall sell, transfer or convey any property to the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

     D. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the
Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the
Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership or any of the
Partnership's Subsidiaries.

     E. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, any Services Agreement with Affiliates of any of the Partnership or the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

     Section 7.7 Indemnification.

     A. To the fullest extent permitted by applicable law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities (whether joint or several), expenses (including, without limitation, attorney's fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership ("Actions") as set forth in this
Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided, however, that the Partnership shall not indemnify an Indemnitee (i) for willful misconduct or a knowing violation of the law or (ii) for any transaction for which such Indemnitee received an improper personal benefit in violation or breach of any provision of this
Agreement. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.7.A that the Partnership indemnify each Indemnitee to the fullest extent permitted by law. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an
Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership and any insurance proceeds from the liability policy covering the General Partner and any
Indemnities, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this
Section 7.7.

     B. To the fullest extent permitted by law, expenses incurred by an
Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

     C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall

                                       33

inure to the benefit of the heirs, successors, assigns and administrators of the
Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

     D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

     E. Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.7, unless such liabilities arise as a result of (i) such Indemnitee's intentional misconduct or knowing violation of the law, or (ii) any transaction in which such Indemnitee received a personal benefit in violation or breach of any provision of this Agreement or applicable law.

     F. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this
Agreement.

     G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

     H. The provisions of this Section 7.7 are for the benefit of the
Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the obligations of the
Partnership or the limitations on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     I. It is the intent of the Partners that any amounts paid by the
Partnership to the General Partner pursuant to this Section 7.7 shall be treated as "guaranteed payments" within the meaning of Code Section 707(c).

     Section 7.8 Liability of the General Partner.

     A. Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner nor any of its directors or officers shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any
Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the General Partner or such director or officer acted in good faith.

     B. The Limited Partners expressly acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and the General
Partner's stockholders collectively and that the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or the General Partner's stockholders (including, without limitation, the tax consequences to Limited Partners, Assignees or the General Partner's
stockholders) in deciding whether to cause the Partnership to take (or decline to take) any actions.

     C. Subject to its obligations and duties as General Partner set forth in
Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents (subject to the supervision and control of the

                                       34

General Partner). The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

     D. To the extent that, at law or in equity, the General Partner has duties
(including fiduciary duties) and liabilities relating thereto to the Partnership or the Limited Partners, the General Partner shall not be liable to the
Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partner otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such General Partner.

     E. Notwithstanding anything herein to the contrary, except for fraud, willful misconduct or gross negligence, or pursuant to any express indemnities given to the Partnership by any Partner pursuant to any other written instrument, no Partner shall have any personal liability whatsoever, to the
Partnership or to the other Partner(s), for the debts or liabilities of the
Partnership or the Partnership's obligations hereunder, and the full recourse of the other Partner(s) shall be limited to the interest of that Partner in the
Partnership. To the fullest extent permitted by law, no officer, director or stockholder of the General Partner shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a non-appealable final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct or gross negligence, or pursuant to any such express indemnity, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the officers of the General
Partner solely as officers of the same and not in their own individual capacities.

     F. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's, and its officers' and directors', liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     Section 7.9 Other Matters Concerning the General Partner.

     A. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

     B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such
Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

     C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner hereunder.

     D. Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT, (ii) for the General Partner otherwise to satisfy the REIT
Requirements, (iii) to avoid the General Partner incurring any taxes under Code
Section 857 or Code Section 4981, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

                                       35

     Section 7.10 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively with other Partners or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the
General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

     Section 7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying in good faith thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the
Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                  ARTICLE VIII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     Section 8.1 Limitation of Liability. The Limited Partners shall have no liability under this Agreement (other than for breach thereof) except as expressly provided in Section 10.4 or under the Act.

     Section 8.2 Management of Business. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent or trustee of the General Partner, the
Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent, representative, or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

     Section 8.3 Outside Activities of Limited Partners. Subject to any
agreements entered into pursuant to Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General
Partner, the Partnership or a Subsidiary (including, without limitation, any employment agreement), any Limited Partner and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or stockholder of any Limited
Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership.
Neither the Partnership nor any Partner shall have any rights by virtue of this
Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership

                                       36

relationship established hereby in any business ventures of any other Person
(other than the General Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to
Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, to
offer any interest in any such business ventures to the Partnership, any Limited
Partner or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

     Section 8.4 Return of Capital. Except pursuant to the rights of Redemption set forth in Section 8.6 hereof, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the
Partnership as provided herein. Except to the extent provided in Article 6 hereof or otherwise expressly provided in this Agreement, no Limited Partner or
Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

     Section 8.5 Adjustment Factor. The Partnership shall notify any Limited
Partner that is a Qualifying Party, on request, of the then current Adjustment
Factor or any change made to the Adjustment Factor.

     Section 8.6 Redemption Rights of Qualifying Parties.

     A. After the applicable Twelve-Month Period, a Qualifying Party, but no other Limited Partner or Assignee, shall have the right (subject to the terms and conditions set forth herein) to require the Partnership to redeem (a
"Redemption") all or a portion of the Partnership Common Units held by such
Qualifying Party (such Partnership Common Units being hereafter "Tendered
Units") in exchange for the Cash Amount payable on the Specified Redemption
Date. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by such Qualifying Party (the "Tendering
Party") when exercising the Redemption right. The Partnership's obligation to effect a Redemption, however, shall not arise or be binding against the
Partnership (i) until and unless there has been a Declination and (ii) before the Business Day following the Cut-Off Date. Regardless of the binding or non-
binding nature of a pending Redemption, a Tendering Party shall have no right to receive distributions with respect to any Tendered Units (other than the Cash
Amount) paid after delivery of the Notice of Redemption, whether or not the
Partnership Record Date for such distribution precedes or coincides with such delivery of the Notice of Redemption; provided, however, that in the event that the General Partner on behalf of the Partnership elects to fund the Cash Amount with the proceeds of an Offering Funding pursuant to Section 8.6.D hereof, the
Tendering Party's right to receive distributions shall not be suspended as hereinbefore provided and such Tendering Party shall have the right to receive distributions actually made hereunder prior to the date of the closing of the
Offering Funding the proceeds of which are used to pay the Cash Amount. In the event of a Redemption, the Cash Amount shall be delivered as a certified check payable to the Tendering Party or, in the General Partner's sole and absolute discretion, in immediately available funds.

     B. Notwithstanding the provisions of Section 8.6.A hereof, on or before the close of business on the Cut-Off Date, the General Partner may, in its sole and absolute discretion but subject to the Ownership Limit and the transfer restrictions and other limitations of the Charter, elect to acquire some or all of the Tendered Units from the Tendering Party (such percentage being referred to as the "Applicable Percentage") in exchange for the REIT Consideration. In making such election, the General Partner shall act in a fair, equitable and reasonable manner that neither prefers one group or class of Qualifying Parties over another nor discriminates against a group or class of Qualifying Parties.
If the General Partner so elects, on the Specified Redemption Date the Tendering
Party shall sell the Applicable Percentage of the Tendered Units to the General
Partner in exchange for the REIT Consideration. The Tendering Party shall submit
(i) such information, certification or affidavit as the General Partner may reasonably require in connection with the application of the Ownership Limit and other restrictions and limitations of the Charter to any such acquisition and
(ii) such written representations, investment letters, legal opinions or other instruments necessary, in the General Partner's view, to effect compliance with the Securities Act. In the event of a purchase of any Tendered Units by the
General Partner pursuant to this Section 8.6.B, the Tendering Party shall no longer have the right to cause the Partnership to effect a Redemption of such
Tendered Units, and, upon notice to the Tendering Party by the General Partner, given on or before the close of business on the Cut-Off Date, that the General
Partner has elected to acquire some or all of the Tendered Units pursuant to this Section 8.6.B, the obligation of the Partnership to effect a Redemption

                                       37

of the Tendered Units as to which the General Partner's notice relates shall not accrue or arise. The REIT Consideration shall be delivered by the General
Partner as duly authorized, validly issued, fully paid and non-assessable REIT
Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Charter, the Bylaws of the General Partner, the Securities Act and relevant state securities or "blue sky" laws. Except as set forth in Section 8.8 below, neither any Tendering Party whose Tendered Units are acquired by the General
Partner pursuant to this Section 8.6.B, any Partner, any Assignee nor any other interested Person shall have any right to require or cause the General Partner to register, qualify or list any REIT Shares owned or held by such Person, whether or not such REIT Shares are issued pursuant to this Section 8.6.B, with the SEC, with any state securities commissioner, department or agency, under the
Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the
General Partner and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such REIT Shares and Rights for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Redemption Date. REIT Shares issued upon an acquisition of the Tendered Units by the General Partner pursuant to this Section 8.6.B may contain such legends regarding restrictions under the
Securities Act and applicable state securities laws as the General Partner in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

     C. Notwithstanding the provisions of Section 8.6.A and 8.6.B hereof, no
Tendering Party shall have any rights under this Agreement that would otherwise be prohibited under the Charter with respect to the Ownership Limit. To the extent that any attempted Redemption or acquisition of the Tendered Units by the
General Partner pursuant to Section 8.6.B hereof would be in violation of this
Section 8.6.C, it shall be null and void ab initio, and the Tendering Party shall not acquire any rights or economic interests in REIT Shares otherwise issuable by the General Partner under Section 8.6.B hereof.

     D. In the event that the General Partner declines or fails to exercise its purchase rights for all Tendered Units pursuant to Section 8.6.B hereof following receipt of a Notice of Redemption (a "Declination"):

         (1) The General Partner shall give notice of such Declination to the
     Tendering Party on or before the close of business on the Cut-Off Date. The failure of the General Partner to give notice of such Declination by the close of business on the Cut-Off Date shall itself constitute a
     Declination.

         (2) Subject to Section 11.6.D, the General Partner on behalf of the
     Partnership may elect to raise funds for the payment of all or any percentage of the Cash Amount either (a) by contribution by the General
     Partner of funds from the proceeds of a private placement or registered public offering (each, an "Offering Funding") by the General Partner of a number of REIT Shares or other securities of the REIT ("Offering Funding
     Shares") or (b) from any other sources (including, but not limited to, the sale of any Property and the incurrence of additional Debt) available to the Partnership.

         (3) If an Offering Funding has been elected by the General Partner, promptly upon the General Partner's receipt of the Notice of Redemption and the General Partner giving notice of its Declination, the General Partner shall give notice (a "Single Funding Notice") to all Qualifying Parties then holding a Partnership Interest (or an interest therein) and having
     Redemption rights pursuant to this Section 8.6 and require that all such
     Qualifying Parties elect whether or not to effect a Redemption of their
     Partnership Common Units to be funded through an Offering Funding. In the event that any such Qualifying Party elects to effect such a Redemption, it shall give notice thereof and of the number of Partnership Common Units to be made subject thereto in writing to the General Partner within ten (10)
     Business Days after receipt of the Single Funding Notice, and such
     Qualifying Party shall be treated as a Tendering Party for all purposes of this Section 8.6. In the event that a Qualifying Party does not so elect, it shall be deemed to have waived its right to effect a Redemption for the current Twelve-Month Period; provided, however, that the General Partner shall not be

                                       38

     required to acquire Partnership Common Units pursuant to this Section 8.6.D more than twice within a calendar year.

Any proceeds from an Offering Funding that are in excess of the aggregate Cash
Amount paid to all Tendering Parties pursuant to this Section 8.6.D shall be for the sole benefit of the General Partner. The General Partner shall make a
Capital Contribution of such amounts to the Partnership for an additional
General Partner Interest. Any such contribution shall entitle the General
Partner to an equitable Percentage Interest adjustment.

     E. Notwithstanding the provisions of Section 8.6.B hereof, the General
Partner shall not, under any circumstances, elect to acquire Tendered Units in exchange for the REIT Consideration if such exchange would be prohibited under the Charter.

     F. Notwithstanding anything herein to the contrary (but subject to Section
8.6.C hereof), with respect to any Redemption (or any tender of Partnership
Common Units for Redemption if the Tendered Units are acquired by the General
Partner pursuant to Section 8.6.B hereof) pursuant to this Section 8.6:

         (1) All Partnership Common Units acquired by the General Partner pursuant to Section 8.6.B hereof shall automatically, and without further action required, be converted into and deemed to be a General Partner
     Interest comprised of the same number of Partnership Common Units.

         (2) Subject to the Ownership Limit, no Tendering Party may effect a
     Redemption for less than two hundred fifty (250) Partnership Common Units or, if such Tendering Party holds (as a Limited Partner or, economically, as an Assignee) less than two hundred fifty (250) Partnership Common Units, all of the Partnership Common Units held by such Tendering Party.

         (3) Each Tendering Party (a) may effect a Redemption only once in each fiscal quarter of a Twelve-Month Period, unless otherwise permitted by the
     General Partner, in its sole and absolute discretion and (b) may not effect a Redemption during the period after the Partnership Record Date with respect to a distribution and before the record date established by the
     General Partner for a distribution to its stockholders of some or all of its portion of such Partnership distribution.

         (4) Notwithstanding anything herein to the contrary, with respect to any Redemption or acquisition of Tendered Units by the General Partner pursuant to Section 8.6.B hereof, in the event that the General Partner gives notice to all Limited Partners (but excluding any Assignees) then owning Partnership Interests (a "Primary Offering Notice") that the General
     Partner desires to effect a primary offering of its equity securities, then, unless the General Partner otherwise consents, commencement of the actions denoted in Section 8.6.D hereof as to an Offering Funding, if any, with respect to any Notice of Redemption thereafter received, whether or not the Tendering Party is a Limited Partner, may be delayed until the earlier of (a) the completion of the primary offering or (b) ninety (90)
     days following the giving of the Primary Offering Notice.

         (5) Without the consent of the General Partner, no Tendering Party may effect a Redemption within ninety (90) days following the closing of any prior Offering Funding.

         (6) The consummation of such Redemption (or an acquisition of Tendered
     Units by the General Partner pursuant to Section 8.6.B hereof, as the case may be) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements
     Act of 1976, as amended.

         (7) Subject to Section 8.6.A, the Tendering Party shall continue to own
     (subject, in the case of an Assignee, to the provision of Section 11.5 hereof) all Partnership Common Units subject to any Redemption, and be treated as a Limited Partner or an Assignee, as applicable, with respect to such Partnership Common Units for all purposes of this Agreement, until such

                                       39

     Partnership Common Units are either paid for by the Partnership pursuant to
     Section 8.6.A hereof or transferred to the General Partner and paid for, by the issuance of the REIT Shares, pursuant to Section 8.6.B hereof on the
     Specified Redemption Date. Until a Specified Redemption Date and an
     acquisition of the Tendered Units by the General Partner pursuant to
     Section 8.6.B hereof, the Tendering Party shall have no rights as a stockholder of the General Partner with respect to the REIT Shares issuable in connection with such acquisition.

         (8) Any Partnership Common Units tendered for Redemption pursuant to this Section 8.6 that are Paired Common Units shall include for all purposes under this Section 8.6, the Special Voting Shares attached thereto as required by Section 8.9 below, Section 6.3.3 of the Charter and the applicable provisions of the Pairing Agreement. All Special Voting Shares
     acquired by the Partnership in connection with any Redemption of the attached Paired Common Units pursuant to Section 8.6.A shall be cancelled and retired in accordance with Section 6.3.4 of the Charter. All Special
     Voting Shares acquired by the General Partner in connection with any acquisition of the attached Paired Common Units pursuant to Section 8.6.B shall be cancelled and retired in accordance with Section 6.3.4 of the
     Charter.

For purposes of determining compliance with the restrictions set forth in this
Section 8.6.F, all Partnership Common Units beneficially owned by a Related
Party of a Tendering Party shall be considered to be owned or held by such
Tendering Party.

     G. In connection with an exercise of Redemption rights pursuant to this
Section 8.6, the Tendering Party shall submit the following to the General
Partner, in addition to the Notice of Redemption:

         (1) A written affidavit, dated the same date as the Notice of
     Redemption, (a) disclosing the actual and constructive ownership, as determined for purposes of Code Sections 856(a)(6) and 856(h), of REIT
     Shares by (i) such Tendering Party and (ii) any Related Party and (b)
     representing that, after giving effect to the Redemption or an acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.B hereof, neither the Tendering Party nor any Related Party will own REIT
     Shares in excess of the Ownership Limit;

         (2) A written representation that neither the Tendering Party nor any
     Related Party has any intention to acquire any additional REIT Shares prior to the closing of the Redemption or an acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.B hereof on the Specified
     Redemption Date; and

         (3) An undertaking to certify, at and as a condition to the closing of
     (i) the Redemption or (ii) the acquisition of the Tendered Units by the
     General Partner pursuant to Section 8.6.B hereof on the Specified
     Redemption Date, that either (a) the actual and constructive ownership of
     REIT Shares by the Tendering Party and any Related Party remain unchanged from that disclosed in the affidavit required by Section 8.6.G(1) or (b)
     after giving effect to the Redemption or an acquisition of the Tendered
     Units by the General Partner pursuant to Section 8.6.B hereof, neither the
     Tendering Party nor any Related Party shall own REIT Shares in violation of the Ownership Limit.

     Section 8.7 Partnership Right to Call Limited Partner Interests.
Notwithstanding any other provision of this Agreement, on and after the date on which the aggregate Percentage Interests of the Limited Partners are less than one percent (1%), the Partnership shall have the right, but not the obligation, from time to time and at any time to redeem any and all outstanding Limited
Partner Interests by treating any Limited Partner as a Tendering Party who has delivered a Notice of Redemption pursuant to Section 8.6 hereof for the amount of Partnership Common Units to be specified by the General Partner, in its sole and absolute discretion, by notice to such Limited Partner that the Partnership has elected to exercise its rights under this Section 8.7. Such notice given by the General Partner to a Limited Partner pursuant to this Section 8.7 shall be treated as if it were a Notice of Redemption delivered to the General Partner by such Limited Partner. For purposes of this Section 8.7, (a) any Limited Partner
(whether or not otherwise a Qualifying Party) may,

                                      40

in the General Partner's sole and absolute discretion, be treated as a
Qualifying Party that is a Tendering Party and (b) the provisions of Sections
8.6.F(2), 8.6.F(3) and 8.6.F(5) hereof shall not apply, but the remainder of
Section 8.6 hereof shall apply, mutatis mutandis.

     Section 8.8 Special Provisions Applicable to Reorganization Common Units.

     A. Filing. No later than sixty (60) days following the date when the
General Partner first becomes eligible for use of a registration statement on
Form S-3 of the SEC (or any similar short form registration statement which is a successor to Form S-3) the General Partner shall file with the SEC a registration statement on Form S-3 (or any successor form) (together with the prospectus included therein, the "Shelf Registration Statement") pursuant to
Rule 415 of the Securities Act in order to register with the SEC the resale, from time to time, by the Limited Partners holding Reorganization Common Units
(the "Reorganization Limited Partners"), of such Limited Partners' Registrable
REIT Securities (as defined below), pursuant to transactions (including brokers'
transactions and block transactions) on any securities exchange and/or through any automated quotation system on which such Registrable REIT Securities are then listed, transactions in the over-the-counter market or negotiated transactions. The General Partner shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as soon thereafter as is practicable. Notwithstanding the foregoing, it shall be a condition to the obligation of the General Partner pursuant to this Section 8.8 to include any
Reorganization Limited Partner as a selling stockholder in such Shelf
Registration Statement and to make the Shelf Registration Statement available to such Reorganization Limited Partner for resale of its Registrable REIT
Securities that such Reorganization Limited Partner shall have complied with its obligations under Section 8.8.D below. "Registrable REIT Securities" shall mean the REIT Shares that have been or may be issued from time to time in exchange for Paired Common Units tendered for redemption by any Reorganization Limited
Partner pursuant to Section 8.6 and any other securities issued by the General
Partner as a dividend or distribution in respect of such Registrable REIT
Securities or resulting from a subdivision of the outstanding Registrable REIT
Securities into a greater number of shares (by reclassification, stock split or otherwise). Notwithstanding the foregoing, a security that was at one time a
Registrable REIT Security shall cease to be a Registrable REIT Security, and the
General Partner shall have no obligation to effect any registration or keep any registration effective with respect to such security, when (i) such security has been effectively registered under the Securities Act and has been disposed of pursuant to such registration statement, (ii) such security is or can be immediately sold to the public in reliance on Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such security has been otherwise transferred and the General Partner has delivered a new certificate or other evidence of ownership not bearing a restrictive legend set forth on such security upon the initial issuance thereof (or other legend of similar import)
or (iv) such security has ceased to be outstanding.

     B. Covenants of the General Partner. The General Partner will use all reasonable efforts to:

         (1) keep such Shelf Registration Statement effective until the third anniversary of the date on which the Shelf Registration Statement first becomes effective;

         (2) prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the
     Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the period specified in clause (1);

         (3) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as any
     Reorganization Limited Partner from time to time may reasonably request;

         (4) cause all Registrable REIT Securities registered as described herein to be listed on each securities exchange or quoted on each quotation service, if any, on which the Registrable REIT Securities of the same class are then listed or quoted;

                                       41

         (5) provide a transfer agent and registrar for all Registrable REIT
     Securities registered pursuant to the Shelf Registration Statement and a
     CUSIP number for all such Registrable REIT Securities;

         (6) promptly comply with all applicable rules and regulations of the
     SEC with respect to the Shelf Registration Statement;

         (7) promptly notify the Reorganization Limited Partners of the occurrence of any of the following events: (i) when the Shelf Registration
     Statement or any post-effective amendment thereto filed with the SEC has become effective; (ii) any request by the SEC for amendments or post-effective amendments to the Shelf Registration Statement or supplements to the related prospectus; (iii) the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration
     Statement; (iv) the suspension by the General Partner of sales of
     Registrable REIT Securities pursuant to the Shelf Registration Statement in accordance with Section 8.8.C below; (v) the General Partner's receipt of any notification of the suspension of the qualification of any Registrable
     REIT Securities covered by the Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose; or (vi) subject to the General Partner's rights under Section
     8.8.C, the existence of any event, fact or circumstance that results in the
     Shelf Registration Statement or the related prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated
     therein or necessary to make the statements therein not misleading;

         (8) promptly obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any
     Registrable REIT Securities for sale in any jurisdiction;

         (9) file a sufficient number of copies of the prospectus and any supplements thereto and any post-effective amendments to the Shelf
     Registration Statement with any securities exchange or market on which the
     Registrable REIT Securities are then listed so as to provide the
     Reorganization Limited Partners with the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act; and

         (10) subject to the General Partner's rights under Section 8.8.C, if any event, fact or circumstance requiring an amendment to the Shelf
     Registration Statement or a supplement to the related prospectus shall exist, immediately upon becoming aware thereof, notify the Reorganization
     Limited Partners and prepare and furnish to the Reorganization Limited
     Partners a post-effective amendment to the Shelf Registration Statement or a supplement to the prospectus or any document incorporated therein by reference, or file any other required document, so that, as thereafter delivered to the purchasers of the Registrable REIT Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     C. Blackout Periods. The foregoing notwithstanding, the General Partner shall have the right in its sole discretion, based on any valid business purpose
(including, without limitation, to avoid the disclosure of any material non-public information that the General Partner is not otherwise obligated to disclose), to delay the filing or amendment of the Shelf Registration Statement prior to its effectiveness or, if effective, to suspend the use of the prospectus comprising a part of the Shelf Registration Statement for a reasonable length of time (a "Delay Period") and from time to time; provided, that the aggregate number of days in all Delay Periods occurring in any period of twelve consecutive months shall not exceed 105 days.

     D. Covenants of the Reorganization Limited Partners. (1) Each
Reorganization Limited Partner shall promptly furnish in writing to the General
Partner such information as the General Partner may reasonably request for inclusion in the Shelf Registration Statement, any amendment thereto or any supplement to the related prospectus

                                       42

(which request shall be submitted in writing a reasonable period of time in advance of the filing of the Shelf Registration Statement or the amendment thereto or the prospectus supplement with respect to which the requested information relates). If any Reorganization Limited Partner fails to provide the
General Partner with such information within fifteen (15) Business Days after the General Partner's request for such information, the General Partner shall not be obligated to include such Reorganization Limited Partner's Registrable
REIT Securities in the Shelf Registration Statement, the amendment thereto or the prospectus supplement, as the case may be.

     (2) Each Reorganization Limited Partner agrees that upon receipt of any notice from the General Partner of the happening of any event of the kind described in clause (ii), (iii), (iv), (v) or (vi) of Section 8.8.B(7) hereof,
(A) such Reorganization Limited Partner will forthwith discontinue disposition of Registrable REIT Securities pursuant to the Shelf Registration Statement until (x) in the case of a notice pursuant to clause (ii) or (vi) of Section
8.8.B(7), such Reorganization Limited Partner's receipt from the General Partner of copies of the supplemented prospectus contemplated by Section 8.8.B(10)
hereof or notice from the General Partner that the prospectus has been supplemented, (y) in the case of a notice pursuant to clause (iii) of Section
8.8.B(7), the General Partner notifies such Reorganization Limited Partner of the suspension of such stop order, and (z) in the case of a notice pursuant to clause (iv) or (v) of Section 8.8.B(7), the General Partner notifies such
Reorganization Limited Partner of the cessation of such suspension, (B) in the case of any notice with respect to an event described in clause (iv) or (vi) of
Section 8.8.B(7) such Reorganization Limited Partner shall maintain in confidence the fact and substance of such notice and shall refrain from taking any action with respect to any securities of the General Partner or the
Partnership until the General Partner shall have taken either of the actions contemplated by clause (x) above, and (C) if so directed by the General Partner, such Reorganization Limited Partner will deliver to the General Partner all copies, other than permanent file copies, then in such Reorganization Limited
Partner's possession of the most recent prospectus covering such Registrable
REIT Securities at the time of receipt of such notice. In the event the General
Partner shall give such notice, the General Partner shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to Section 8.8.B(1) hereof by the number of days for which the
Reorganization Limited Partners were required to discontinue disposition of
Registrable REIT Securities pursuant to the preceding sentence.

     E. Registration Expenses. The General Partner shall pay all expenses
("Registration Expenses") incident to its compliance with this Section 8.8
(including, without limitation, (i) all SEC, stock exchange and National
Association of Securities Dealers, Inc. registration, filing and listing fees,
(ii) all fees and expenses incurred in complying with securities or "blue sky"
laws (including reasonable fees and disbursements of counsel in connection with real estate syndication and "blue sky" qualifications of the Registrable REIT
Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and disbursements of the General Partner's independent public accountants and counsel, and (v) all fees and expenses of any special experts retained by the
General Partner in connection with the Shelf Registration Statement) regardless of whether such Shelf Registration Statement becomes effective; provided, however, that the Registration Expenses shall not include, and the General
Partner shall not pay, bear or be responsible for, any costs and expenses incurred by any Reorganization Limited Partner relating to brokerage or dealer fees or commissions, any transfer taxes or any fees or expenses of any counsel, accountants or other representatives retained by the Reorganization Limited
Partners, individually or in the aggregate.

     Section 8.9 Special Provisions Applicable to Paired Common Units.
Notwithstanding anything to the contrary contained herein and in addition to the restrictions on transfer of Partnership Interests set forth in Article XI hereof, until the limitation on transfer with respect to the Paired Common Units provided for in the Pairing Agreement shall be terminated:

     A. No Paired Common Unit shall be transferable, and no Paired Common Unit shall be transferred on the books of the Partnership, except in accordance with the provisions of the Pairing Agreement.

     B. A legend, in the form set forth on Exhibit E hereto, shall be placed on the face of each certificate evidencing ownership of Paired Common Units referring to the restriction on transfer set forth in this Section 8.9.

                                       43

     C. Notwithstanding the foregoing, upon any acquisition by the Partnership or the General Partner of any Paired Common Units (whether pursuant to Section
8.6 or Section 8.7 hereof or otherwise), all restrictions on transfer set forth in this Section 8.9 and in the Pairing Agreement with respect to such Paired
Common Units so acquired shall terminate, and the General Partner may transfer any Paired Common Units acquired by it without regard to the restrictions set forth in this Section 8.9 or in the Pairing Agreement.

     D. In the event that any Special Voting Shares paired with Paired Common
Units are transferred to a trust pursuant to the provisions of Section 7.2(b) of the Charter, the Paired Common Units paired with such shares shall be automatically transferred to such trust concurrently therewith and shall be subject to all the provisions of Section 7.3 of the Charter to the same extent that the Special Voting Shares paired therewith are so subject.

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

     Section 9.1 Records and Accounting.

     A. The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5 or Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form for, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

     B. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the General Partner may operate with integrated or consolidated accounting records, operations and principles.

     Section 9.2 Partnership Year. The Partnership Year of the Partnership shall be the calendar year.

     Section 9.3 Reports.

     A. As soon as practicable, but in no event later than one hundred five
(105) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner of record as of the close of the
Partnership Year an annual report containing financial statements of the
Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

     B. As soon as practicable, but in no event later than one hundred five
(105) days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each
Limited Partner of record as of the last day of the calendar quarter a report containing unaudited financial statements of the Partnership, or of the General
Partner if such statements are prepared solely on a consolidated basis with the
General Partner, and such other information as may be required by applicable law or regulation or as the General Partner determines to be appropriate.

     C. At the request of any Limited Partner, the General Partner shall provide access to the books, records and workpapers upon which the reports required by this Section 9.3 are based, to the extent required by the Act.

                                       44

                                    ARTICLE X
                                   TAX MATTERS

     Section 10.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable effort to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes. The Limited Partners shall promptly provide the General
Partner with such information relating to the Contributed Properties, including tax basis and other relevant information, as may be reasonably requested by the
General Partner from time to time.

     Section 10.2 Tax Elections. Except as otherwise provided herein, the
General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including, but not limited to, the election under Code Section 754 and the election to use the "recurring item"
method of accounting provided under Code Section 461(h) with respect to property taxes imposed on the Partnership's Properties; provided, however, that, if the
"recurring item" method of accounting is elected with respect to such property taxes, the Partnership shall pay the applicable property taxes prior to the date provided in Code Section 461(h) for purposes of determining economic performance. The General Partner shall have the right to seek to revoke any such election (including, without limitation, any election under Code Sections 461(h)
and 754) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

     Section 10.3 Tax Matters Partner.

     A. The General Partner shall be the "tax matters partner" of the
Partnership for federal income tax purposes. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership in addition to any reimbursement pursuant to Section 7.4 hereof. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable. At the request of any Limited Partner, the General Partner agrees to consult with such Limited Partner with respect to the preparation and filing of any returns and with respect to any subsequent audit or litigation relating to such returns;
provided, however, that the filing of such returns shall be in the sole and absolute discretion of the General Partner.

     B. The tax matters partner is authorized, but not required:

         (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or
     (ii) who is a "notice partner" (as defined in Code Section 6231) or a member of a "notice group" (as defined in Code Section 6223(b)(2));

         (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a
     Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States
     Tax Court or the United States

                                       45

     Claims Court, or the filing of a complaint for refund with the District
     Court of the United States for the district in which the Partnership's principal place of business is located;

         (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

         (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

         (5) to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

         (6) to take any other action on behalf of the Partners in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 hereof shall be fully applicable to the tax matters partner in its capacity as such.

     Section 10.4 Withholding. Each Limited Partner hereby authorizes the
Partnership to withhold from or pay on behalf of or with respect to such Limited
Partner any amount of federal, state, local or foreign taxes that the General
Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Section 1441, Code
Section 1442, Code Section 1445 or Code Section 1446. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the
Partnership to such Limited Partner, which loan shall be repaid by such Limited
Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or (ii) the
General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the Available Funds of the Partnership that would, but for such payment, be distributed to the Limited Partner. Each Limited
Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such
Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.4. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.4 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting
Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large
United States money center commercial banks, as published from time to time in
The Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15)
days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

     Section 10.5 Organizational Expenses. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60 month period as provided in Section 709 of the Code.

                                       46

                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

     Section 11.1 Transfer.

     A. No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

     B. No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11.
Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio.

     C. Notwithstanding the other provisions of this Article 11 (other than
Section 11.6.D hereof), the Partnership Interests of the General Partner may be
Transferred, in whole or in part, at any time or from time to time, to any
Person that is, at the time of such Transfer, a Qualified REIT Subsidiary. Any transferee of the entire General Partner Interest pursuant to this Section
11.1.C shall automatically become, without further action or Consent of any
Limited Partners, the sole general partner of the Partnership, subject to all the rights, privileges, duties and obligations under this Agreement and the Act relating to a general partner. Upon any Transfer permitted by this Section
11.1.C, the transferor Partner shall be relieved of all its obligations under this Agreement. The provisions of Section 11.2.B (other than the last sentence thereof), 11.3, 11.4.A and 11.5 hereof shall not apply to any Transfer permitted by this Section 11.1.C.

     D. No Transfer of any Partnership Interest may be made to a lender to the
Partnership or any Person who is related (within the meaning of Section
1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner in its sole and absolute discretion; provided that as a condition to such consent, the lender will be required to enter into an arrangement with the
Partnership and the General Partner to redeem or exchange for the REIT
Consideration any Partnership Units in which a security interest is held by such lender concurrently with such time as such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

     Section 11.2 Transfer of General Partner's Partnership Interest.

     A. The General Partner may not Transfer any of its General Partner Interest
or withdraw from the Partnership except as provided in Sections 11.1.C, 11.2.B and 11.2.C hereof.

     B. Except as set forth in Section 11.1.C above and Section 11.2.C below, the General Partner shall not withdraw from the Partnership and shall not
Transfer all or any portion of its interest in the Partnership (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise)
without the Consent of the Limited Partners, which Consent may be given or withheld in the sole and absolute discretion of the Limited Partners. Upon any
Transfer of such a Partnership Interest pursuant to the Consent of the Limited
Partners and otherwise in accordance with the provisions of this Section 11.2.B, the transferee shall become a successor General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General
Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any
Transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General
Partner under this Agreement with respect to such Transferred Partnership
Interest, and such Transfer shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners. In the event that the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the bankruptcy of the General Partner, a Majority in Interest of the Limited
Partners may elect to continue the Partnership business by selecting a successor
General Partner in accordance with the Act.

                                       47

     C. Notwithstanding Section 11.2.B, the General Partner may merge with another entity if immediately after such merger substantially all of the assets of the surviving entity, other than the General Partner Interest held by the
General Partner, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units.

     Section 11.3 Transfer of Limited Partners' Partnership Interests.

     A. General. No Limited Partner shall Transfer all or any portion of its
Partnership Interest to any transferee without the consent of the General
Partner, which consent may be withheld in its sole and absolute discretion.

     B. Conditions to Transfer Consent. Without limiting the generality of
Section 11.3.A hereof, it is expressly understood and agreed that the General
Partner will not consent to any Transfer of all or any portion of any
Partnership Interest pursuant to Section 11.3.A above unless such Transfer meets each of the following conditions:

         (1) Qualified Transferee. Such Transfer is made only to a single
     Qualified Transferee; provided, however, that, for such purposes, all
     Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its
     Affiliates, shall be considered together to be a single Qualified
     Transferee.

         (2) Assumption of Obligations. The transferee in such Transfer assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such
     Transferred Partnership Interest; provided, that no such Transfer (unless made pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor
     Partner of its obligations under this Agreement without the approval of the
     General Partner, in its sole and absolute discretion. Notwithstanding the foregoing, any transferee of any Transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Charter that may limit or restrict such transferee's ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary
     Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.

         (3) Effective Date. Such Transfer is effective as of the first day of a fiscal quarter of the Partnership.

     C. Incapacity. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such
Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited
Partner possessed to Transfer all or any part of its interest in the
Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

     D. Opinion of Counsel. In connection with any proposed Transfer of a
Limited Partner Interest, the General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed
Transfer may be effected without registration under the Securities Act and will not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred.

     E. Adverse Tax Consequences. No Transfer by a Limited Partner of its
Partnership Interests (including any Redemption, any other acquisition of
Partnership Units by the Partnership or the General Partner) may

                                       48

be made to or by any person if (i) in the opinion of legal counsel for the
Partnership, it would result in the Partnership being treated as an association taxable as a corporation or would result in a termination of the Partnership under Code Section 708, or (ii) such Transfer would be effectuated through an
"established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704.

     Section 11.4 Substituted Limited Partners.

     A. A transferee of the interest of a Limited Partner pursuant to a Transfer consented to by the General Partner pursuant to Section 11.3.A may be admitted as a Substituted Limited Partner only with the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The failure or refusal by the General Partner to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the General
Partner. Subject to the foregoing, an Assignee shall not be admitted as a
Substituted Limited Partner until and unless it furnishes to the General Partner
(i) evidence of acceptance, in form and substance satisfactory to the General
Partner, of all the terms, conditions and applicable obligations of this
Agreement, (ii) a counterpart signature page to this Agreement executed by such
Assignee and (iii) such other documents and instruments as may be required or advisable, in the sole and absolute discretion of the General Partner, to effect such Assignee's admission as a Substituted Limited Partner.

     B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this
Agreement.

     C. Upon the admission of a Substituted Limited Partner, the General Partner
shall amend Exhibit A to reflect the name, address and number of Partnership
Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such Substituted Limited Partner.

     Section 11.5 Assignees. If the General Partner, in its sole and absolute discretion, does not consent to the admission of any transferee of any
Partnership Interest as a Substituted Limited Partner in connection with a transfer permitted by the General Partner pursuant to Section 11.3.A, such transferee shall be considered an Assignee for purposes of this Agreement. An
Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the
Partnership Units assigned to such transferee and the rights to Transfer the
Partnership Units only in accordance with the provisions of this Article 11, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent or vote or effect a Redemption with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to Consent or vote or effect a Redemption, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

     Section 11.6 General Provisions.

     A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner's Partnership
Units in accordance with this Article 11, with respect to which the transferee becomes a Substituted Limited Partner, or pursuant to a redemption (or acquisition by the General Partner) of all of its Partnership Units pursuant to a Redemption under Section 8.6 hereof and/or pursuant to any Partnership Unit
Designation.

     B. Any Limited Partner who shall Transfer all of its Partnership Units in a
Transfer (i) consented to by the General Partner pursuant to this Article 11 where such transferee was admitted as a Substituted Limited Partner, (ii)
pursuant to the exercise of its rights to effect a redemption of all of its
Partnership Units pursuant to a Redemption

                                       49

under Section 8.6 hereof and/or pursuant to any Partnership Unit Designation or
(iii) to the General Partner, whether or not pursuant to Section 8.6.B hereof, shall cease to be a Limited Partner.

     C. If any Partnership Unit is Transferred in compliance with the provisions of this Article 11, or is redeemed by the Partnership, or acquired by the
General Partner pursuant to Section 8.6 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such
Partnership Unit for such Partnership Year shall be allocated to the transferor
Partner or the Tendering Party, as the case may be, and, in the case of a
Transfer or assignment other than a Redemption, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the "interim closing of the books"
method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Partner and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Partner or the Tendering Party, as the case may be, if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such
Transfer, assignment or Redemption shall be made to the transferor Partner or the Tendering Party, as the case may be, and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

     D. In no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Redemption, any acquisition of Partnership Units by the General Partner or any other acquisition of Partnership Units by the
Partnership) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the
Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event that such Transfer would cause the General Partner to cease to comply with the REIT Requirements; (v) if such Transfer would, in the opinion of counsel to the Partnership or the General
Partner, cause a termination of the Partnership for federal or state income tax purposes (except as a result of the Redemption (or acquisition by the General
Partner) of all Partnership Common Units held by all Limited Partners); (vi) if such Transfer would, in the opinion of legal counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption (or acquisition by the
General Partner) of all Partnership Common Units held by all Limited Partners);
(vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in ERISA Section 3(14)) or a "disqualified person" (as defined in Code
Section 4975(c)); (viii) if such Transfer would, in the opinion of legal counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor
Regulations Section 2510.2-101; (ix) if such Transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (x) if such Transfer causes the Partnership to become a
"publicly traded partnership," as such term is defined in Code Section 469(k)(2)
or Code 7704(b); (xi) if such Transfer would cause the Partnership to have more than five hundred (500) partners (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, subchapter S corporation or grantor trust); (xii) if such Transfer causes the Partnership (as opposed to the General Partner) to become a reporting company under the Exchange Act; or (xiii) if such Transfer subjects the
Partnership to regulation under the Investment Company Act of 1940, the
Investment Advisors Act of 1940 or ERISA, each as amended.

                                   ARTICLE XII
                              ADMISSION OF PARTNERS

     Section 12.1 Admission of Successor General Partner. A successor to all of the General Partner's General Partner Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such
Transfer. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

                                       50

     Section 12.2 Admission of Additional Limited Partners.

     A. After the date hereof, a Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in accordance with this
Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person and (iii) such other documents or instruments as may be required in the sole and absolute discretion of the
General Partner in order to effect such Person's admission as an Additional
Limited Partner.

     B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the
General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional
Limited Partner shall become effective on the date upon which the name of such
Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     C. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Partners and Assignees for such Partnership Year shall be allocated pro rata among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the
Partnership Year in accordance with Code Section 706(d), using the "interim closing of the books" method or another permissible method selected by the
General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited
Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner, in accordance with the principles described in
Section 11.6.C hereof. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

     Section 12.3 Amendment of Agreement and Certificate of Limited Partnership.
For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

     Section 12.4 Limit on Number of Partners. Unless otherwise permitted by the
General Partner, no Person shall be admitted to the Partnership as an Additional
Limited Partner if the effect of such admission would be to cause the
Partnership to have a number of Partners (including as Partners for this purpose those Persons indirectly owning an interest in the Partnership through another partnership, a limited liability company, a subchapter S corporation or a grantor trust) that would cause the Partnership to become a reporting company under the Exchange Act.

                                  ARTICLE XIII
                    DISSOLUTION, LIQUIDATION AND TERMINATION

     Section 13.1 Dissolution. The Partnership shall not be dissolved by the admission of Additional Limited Partners or by the admission of a successor
General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a "Liquidating Event"):

                                       51

     A. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless, prior to the entry of such order or judgment, a Majority in Interest of the remaining
Limited Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a successor General
Partner;

     B. an election to dissolve the Partnership made by the General Partner in its sole and absolute discretion, with or without the Consent of the Limited
Partners;

     C. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

     D. the occurrence of a Terminating Capital Transaction; or

     E. the Redemption (or acquisition by the General Partner) of all
Partnership Units other than Partnership Units held by the General Partner.

     Section 13.2 Winding Up.

     A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Partners.
After the occurrence of a Liquidating Event, no Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner or, in the event that there is no remaining General Partner or the General Partner has dissolved, become bankrupt within the meaning of the Act or ceased to operate, any Person elected by a Majority in Interest of the Limited Partners (the
General Partner or such other Person being referred to herein as the
"Liquidator") shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom
(which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:

         (1) First, to the satisfaction of all of the Partnership's debts and liabilities to creditors other than the Partners and their Assignees
     (whether by payment or the making of reasonable provision for payment thereof);

         (2) Second, to the satisfaction of all of the Partnership's debts and liabilities to the General Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.4 hereof;

         (3) Third, to the satisfaction of all of the Partnership's debts and liabilities to the other Partners and any Assignees (whether by payment or the making of reasonable provision for payment thereof); and

         (4) Subject to the terms of any Partnership Unit Designation, the balance, if any, to the General Partner, the Limited Partners and any
     Assignees in accordance with and in proportion to their positive Capital
     Account balances, after giving effect to all contributions, distributions and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

                                       52

     B. Notwithstanding the provisions of Section 13.2.A hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the
Partnership's assets would be impractical or would cause undue loss to the
Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation.
Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the
Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

     C. In the event that the Partnership is "liquidated" within the meaning of
Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the Partners and Assignees that have positive Capital
Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, positive Capital Account balances. If the
General Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs) (a "Capital
Account Deficit"), the General Partner shall make a contribution to the capital of the Partnership equal to the amount of such deficit. No Partner other than the General Partner shall be required to make any contribution to the capital of the Partnership with respect to a Capital Account Deficit, if any, of such
Partner, and such Capital Account Deficit shall not be considered a debt owed to the Partnership or any other person for any purpose whatsoever. In the sole and absolute discretion of the General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Partners pursuant to this Article 13 may be:

     1. distributed to a trust established for the benefit of the General
Partner and the Limited Partners for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General
Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be distributed to the General
Partner and the Limited Partners, from time to time, in the reasonable discretion of the General Partner or the Liquidator, in the same proportions and amounts as would otherwise have been distributed to the General Partner and the
Limited Partners pursuant to this Agreement; or

     2. withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited
Partners in the manner and order of priority set forth in Section 13.2.A hereof as soon as practicable.

     Section 13.3 Deemed Distribution and Recontribution. Notwithstanding any
other provision of this Article 13, in the event that the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's Property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and, immediately thereafter, distributed interests in the new partnership to the Partners in accordance with their respective Capital Accounts in liquidation of the Partnership, and the new partnership is deemed to continue the business of the Partnership. Nothing in this Section 13.3 shall be deemed to have constituted any Assignee as a Substituted Limited Partner without compliance with the provisions of Section 11.4 hereof.

     Section 13.4 Rights of Limited Partners. Except as otherwise provided in this Agreement, (a) each Limited Partner shall look solely to the assets of the
Partnership for the return of its Capital Contribution, (b) no Limited Partner shall have the right or power to demand or receive property other than cash from the Partnership and (c) no Limited Partner (other than any Limited Partner who holds Partnership Preferred Units, to the extent specifically set forth

                                       53

herein and in the applicable Partnership Unit Designation) shall have priority over any other Limited Partner as to the return of its Capital Contributions, distributions or allocations.

     Section 13.5 Notice of Dissolution. In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to Section 13.1 hereof, result in a dissolution of the
Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners and, in the General
Partner's sole and absolute discretion or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner), and the General
Partner may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner).

     Section 13.6 Cancellation of Certificate of Limited Partnership. Upon the
completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed with the State of Delaware, all qualifications of the Partnership as a foreign limited partnership or association in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Partnership shall be taken.

     Section 13.7 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the
Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                                   ARTICLE XIV
                       PROCEDURES FOR ACTIONS AND CONSENTS
                        OF PARTNERS; AMENDMENTS; MEETINGS

     Section 14.1 Procedures for Actions and Consents of Partners. The actions requiring consent or approval of Limited Partners pursuant to this Agreement, including Section 7.3 hereof, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article 14.

     Section 14.2 Amendments. Amendments to this Agreement requiring consent of the Limited Partners may be proposed by the General Partner or by a Majority in
Interest of the Limited Partners. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written consent of the Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that the General Partner may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a consent that is consistent with the General
Partner's recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite consents are received even if prior to such specified time.

     Section 14.3 Meetings of the Partners.

     A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by a
Majority in Interest of the Limited Partners. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all
Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.3.B hereof.

                                       54

     B. Any action required or permitted to be taken at a meeting of the
Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the
Partners (or such other percentage as is expressly required by this Agreement for the action in question). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the
General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

     C. Each Limited Partner may authorize any Person or Persons to act for it by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11)
months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy. The use of proxies will be governed in the same manner as in the case of corporations organized under the
General Corporation Law of Delaware (including Section 212 thereof).

     D. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of
Partners may be conducted in the same manner as meetings of the General
Partner's stockholders and may be held at the same time as, and as part of, the meetings of the General Partner's stockholders.

                                   ARTICLE XV
                               GENERAL PROVISIONS

     Section 15.1 Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this
Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication (including by telecopy, facsimile, or commercial courier service) to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

     Section 15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" or "Sections" are to Articles and Sections of this
Agreement.

     Section 15.3 Pronouns and Plurals. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     Section 15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     Section 15.6 Waiver.

                                       55

     A. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

     B. The restrictions, conditions and other limitations on the rights and benefits of the Limited Partners contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Limited
Partners, are for the benefit of the Partnership and, except for an obligation to pay money to the Partnership, may be waived or relinquished by the General
Partner, in its sole and absolute discretion, on behalf of the Partnership in one or more instances from time to time and at any time; provided, however, that any such waiver or relinquishment may not be made if it would have the effect of
(i) creating liability for any other Limited Partner, (ii) causing the
Partnership to cease to qualify as a limited partnership, (iii) reducing the amount of cash otherwise distributable to the Limited Partners, (iv) resulting in the classification of the Partnership as an association or publicly traded partnership taxable as a corporation or (v) violating the Securities Act, the
Exchange Act or any state "blue sky" or other securities laws; provided, further, that any waiver relating to compliance with the Ownership Limit or other restrictions in the Charter shall be made and shall be effective only as provided in the Charter.

     Section 15.7 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this
Agreement immediately upon affixing its signature hereto.

     Section 15.8 Applicable Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

     Section 15.9 Entire Agreement. This Agreement contains all of the understandings and agreements between and among the Partners with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners with respect to the Partnership.

     Section 15.10 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     Section 15.11 Limitation to Preserve REIT Status. Notwithstanding anything else in this Agreement, to the extent that the amount paid, credited, distributed or reimbursed by the Partnership to any REIT Partner or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a "REIT Payment"), would constitute gross income to the
REIT Partner for purposes of Code Section 856(c)(2) or Code Section 856(c)(3),
then, notwithstanding any other provision of this Agreement, the amount of such
REIT Payments, as selected by the General Partner in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Partnership Year so that the REIT Payments, as so reduced, for or with respect to such REIT Partner shall not exceed the lesser of:

         (i) an amount equal to the excess, if any, of (a) four and nine-tenths percent (4.9%) of the REIT Partner's total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (H) of Code Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the REIT Partner from sources other than those described in subsections (A)
     through (H) of Code Section 856(c)(2) (but not including the amount of any
     REIT Payments); or

         (ii) an amount equal to the excess, if any, of (a) twenty-four percent
     (24%) of the REIT Partner's total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b)

                                       56

     the amount of gross income (within the meaning of Code Section 856(c)(3))
     derived by the REIT Partner from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments);

provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts shall not adversely affect the REIT Partner's ability to qualify as a
REIT. To the extent that REIT Payments may not be made in a Partnership Year as a consequence of the limitations set forth in this Section 15.11, such REIT
Payments shall carry over and shall be treated as arising in the following
Partnership Year. The purpose of the limitations contained in this Section 15.11 is to prevent any REIT Partner from failing to qualify as a REIT under the Code by reason of such REIT Partner's share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 15.11 shall be interpreted and applied to effectuate such purpose.

     Section 15.12 No Partition. No Partner nor any successor-in-interest to a
Partner shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Partners that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and their successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.

     Section 15.13 No Third-Party Rights Created Hereby. The provisions of this
Agreement are solely for the purpose of defining the interests of the Partners, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement. No creditor or other third party having dealings with the Partnership (other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans to the Partnership or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, transferred or assigned by the
Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or any of the Partners.

     Section 15.14 No Rights as Stockholders. Nothing contained in this
Agreement shall be construed as conferring upon the Holders of Partnership Units any rights whatsoever as stockholders of the General Partner, including without limitation any right to receive dividends or other distributions made to stockholders of the General Partner or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the General Partner or any other matter; provided, however, that the Limited Partners owning Paired Common Units shall have all rights as holders of Special Voting Shares as shall be provided to such holders in the Charter.

     Section 15.15 Creditors. Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

                      [the next page is the signature page]

                                       57

     IN WITNESS WHEREOF, this First Amended and Restated Agreement has been executed as of the date first written above.

                                         GENERAL PARTNER:

                                         AFFORDABLE RESIDENTIAL COMMUNITIES INC.

                                         By:
                                            ------------------------------------
                                            Name:  Scott L. Gesell
                                            Title: Vice President and Secretary

                                    PAIRED COMMON UNIT HOLDERS,
                                       Listed on Exhibit A hereto

                                    By: AFFORDABLE RESIDENTIAL COMMUNITIES INC.,
                                        Attorney-in-fact

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    Exhibit B
                      EXAMPLES REGARDING ADJUSTMENT FACTOR

     For purposes of the following examples, it is assumed that (a) the
Adjustment Factor in effect on December 30 , 2002 is 1.0 and (b) on January 1,
2003 (the "Partnership Record Date" for purposes of these examples), prior to the events described in the examples, there are 100 REIT Shares issued and outstanding.

     Example 1
     ---------

     On the Partnership Record Date, the General Partner declares a dividend on its outstanding REIT Shares in REIT Shares. The amount of the dividend is one
REIT Share paid in respect of each REIT Share owned. Pursuant to Paragraph (i)
of the definition of "Adjustment Factor," the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the stock dividend is declared, as follows:

                                         200
                                   1.0 * ---  = 2.0
                                         100

     Accordingly, the Adjustment Factor after the stock dividend is declared is
2.0.

     Example 2
     ---------

     On the Partnership Record Date, the General Partner distributes options to purchase REIT Shares to all holders of its REIT Shares. The amount of the distribution is one option to acquire one REIT Share in respect of each REIT
Share owned. The strike price is $4.00 a share. The Value of a REIT Share on the
Partnership Record Date is $5.00 per share. Pursuant to Paragraph (ii) of the definition of "Adjustment Factor," the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the options are distributed, as follows:

                              (100+100)
                    1.0 *  --------------------- = 1.1111
                                  100*$4.00
                           (100 + ---------)
                                    $5.00

     Accordingly, the Adjustment Factor after the options are distributed is
1.1111. If the options expire or become no longer exercisable, then the retroactive adjustment specified in Paragraph (ii) of the definition of
"Adjustment Factor" shall apply.

     Example 3
     ---------

     On the Partnership Record Date, the General Partner distributes assets to all holders of its REIT Shares. The amount of the distribution is one asset with a fair market value (as determined by the General Partner) of $1.00 in respect of each REIT Share owned. It is also assumed that the assets do not relate to assets received by the General Partner pursuant to a pro rata distribution by the Partnership. The Value of a REIT Share on the Partnership Record Date is
$5.00 a share. Pursuant to Paragraph (iii) of the definition of "Adjustment
Factor," the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the assets are distributed, as follows:

                                       B-1

                                    $5.00
                         1.0 * ------------- = 1.25
                               $5.00 - $1.00

     Accordingly, the Adjustment Factor after the assets are distributed is
1.25.

                                       B-2

                                    Exhibit C
                              NOTICE OF REDEMPTION

To:   Affordable Residential Communities Inc.
      c/o___________________

      ----------------------

      ----------------------

      ----------------------

         The undersigned Limited Partner or Assignee hereby irrevocably tenders for Redemption _______ Partnership Common Units in Affordable Residential
Communities LP (formerly known as Affordable Residential Communities IV, LP) in accordance with the terms of the First Amended and Restated Agreement of Limited
Partnership of Affordable Residential Communities LP (formerly known as
Affordable Residential Communities IV, LP), dated as of [ ], 2004 (the
"Agreement"), and the Redemption rights referred to therein. The undersigned
Limited Partner or Assignee:

         (a) undertakes (i) to surrender such Partnership Common Units and any certificate therefor at the closing of the Redemption and (ii) to furnish to the General Partner, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 8.6.G of the Agreement;

         (b) directs that the certified check representing the Cash Amount, or the REIT Shares Amount, as applicable, deliverable upon the closing of such
     Redemption be delivered to the address specified below;

         (c) represents, warrants, certifies and agrees that:

               (i) the undersigned Limited Partner or Assignee is a Qualifying
         Party,

               (ii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such Partnership Common Units, free and clear of the rights or interests of any other person or entity,

               (iii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Partnership Common Units as provided herein, and

               (iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

         (d) acknowledges that he will continue to own such Partnership Common
     Units until and unless either (1) such Partnership Common Units are acquired by the General Partner pursuant to Section 8.6.B of the Agreement or (2) such redemption transaction closes.

                                       C-1

         All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:  __________________
                                   Name of Limited Partner or Assignee:

                                   --------------------------------------------

                                   --------------------------------------------
                                   (Signature of Limited Partner or Assignee)

                                   --------------------------------------------
                                   (Street Address)

                                   --------------------------------------------
                                   (City)            (State)          (Zip Code)

                                   Signature Guaranteed by:

                                   --------------------------------------------

Issue Check Payable to:            ____________________________________________

Please insert social security
or identifying number:             ____________________________________________

                                       C-2

                                    Exhibit D
                            FORM OF UNIT CERTIFICATE

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE
     AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF
     SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN
     OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, IN FORM AND SUBSTANCE
     SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE,
     TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER
     THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN
     ADDITION, THE LIMITED PARTNERSHIP INTEREST EVIDENCED BY THIS CERTIFICATE
     MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE
     RESTRICTIONS ON TRANSFER SET FORTH IN THE FIRST AMENDED AND RESTATED
     AGREEMENT OF LIMITED PARTNERSHIP OF AFFORDABLE RESIDENTIAL COMMUNITIES LP
     (FORMERLY KNOWN AS AFFORDABLE RESIDENTIAL COMMUNITIES IV, LP), DATED AS OF
     [ ], 2004, A COPY OF WHICH MAY BE OBTAINED FROM AFFORDABLE RESIDENTIAL
     COMMUNITIES INC., THE GENERAL PARTNER, AT ITS PRINCIPAL EXECUTIVE OFFICE.

                                                     Certificate Number ________

                      AFFORDABLE RESIDENTIAL COMMUNITIES LP
                 FORMED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that ____________________________________________________________
is the owner of ________________________________________________________________

                       FULLY PAID PARTNERSHIP COMMON UNITS
                                       OF
                      AFFORDABLE RESIDENTIAL COMMUNITIES LP

transferable on the books of the Partnership in person or by duly authorized attorney on the surrender of this Certificate properly endorsed. This
Certificate and the Partnership Common Units represented hereby are issued and shall be held subject to all of the provisions of the First Amended and Restated
Agreement of Limited Partnership, as the same may be amended and/or supplemented from time to time.

IN WITNESS WHEREOF, the undersigned has signed this Certificate.

Dated:

                                              By________________________________

                                       D-1

                                    Exhibit E
                     FORM OF PAIRED COMMON UNIT CERTIFICATE

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT
BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN OPINION OF
COUNSEL SATISFACTORY TO THE PARTNERSHIP, IN FORM AND SUBSTANCE SATISFACTORY TO
THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER
DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER
APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN ADDITION, THE LIMITED
PARTNERSHIP INTEREST EVIDENCED BY THIS CERTIFICATE MAY BE SOLD OR OTHERWISE
TRANSFERRED ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN
THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AFFORDABLE
RESIDENTIAL COMMUNITIES LP (FORMERLY KNOWN AS AFFORDABLE RESIDENTIAL COMMUNITIES
IV, LP), DATED AS OF [ ], 2004, A COPY OF WHICH MAY BE OBTAINED FROM AFFORDABLE
RESIDENTIAL COMMUNITIES INC., THE GENERAL PARTNER, AT ITS PRINCIPAL EXECUTIVE
OFFICE.

THIS PAIRED COMMON UNIT SHALL NOT BE TRANSFERABLE, AND SHALL NOT BE TRANSFERRED
ON THE BOOKS OF THE PARTNERSHIP, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE
PAIRING AGREEMENT, DATED AS OF MAY 2, 2002, BY AND BETWEEN THE PARTNERSHIP AND
THE GENERAL PARTNER AS AMENDED FROM TIME TO TIME (THE "PAIRING AGREEMENT").

                                                     Certificate Number ________

                      AFFORDABLE RESIDENTIAL COMMUNITIES LP
                 FORMED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that ____________________________________________________________
is the owner of ________________________________________________________________

                       FULLY PAID PARTNERSHIP COMMON UNITS
                                       OF
                      AFFORDABLE RESIDENTIAL COMMUNITIES LP

transferable on the books of the Partnership in person or by duly authorized attorney on the surrender of this Certificate properly endorsed. This
Certificate and the Partnership Common Units represented hereby are issued and shall be held subject to all of the provisions of the First Amended and Restated
Agreement of Limited Partnership and the Pairing Agreement, as the same may be amended and/or supplemented from time to time.

IN WITNESS WHEREOF, the undersigned has signed this Certificate.

Dated:

                                              By________________________________

                                       E-1

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

                                    ARTICLE I
                                  DEFINED TERMS

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

                                   ARTICLE III
                                     PURPOSE

Section 3.1  Purpose and Business.............................................18
Section 3.2  Powers...........................................................18
Section 3.3  Partnership Only for Partnership Purposes........................18
Section 3.4  Representations and Warranties by the Parties....................18

                                   ARTICLE IV
                              CAPITAL CONTRIBUTIONS

                                    ARTICLE V
                                  DISTRIBUTIONS

Section 5.1  Requirement and Characterization of Distributions................24
Section 5.2  Distributions In-Kind............................................24
Section 5.3  Amounts Withheld.................................................24
Section 5.4  Distributions Upon Liquidation...................................24
Section 5.5  Distributions to Reflect Issuance of Additional
               Partnership Units..............................................24
Section 5.6  Restricted Distributions.........................................24

                                   ARTICLE VI
                                   ALLOCATIONS

Section 6.1  Timing and Amount of Allocations of Net Income and Net Loss......25
Section 6.2  General Allocations..............................................25
Section 6.3  Additional Allocation Provisions.................................25

                                        i

                                                                            Page
                                                                            ----

Section 6.4  Tax Allocations..................................................27

                                   ARTICLE VII
                      MANAGEMENT AND OPERATIONS OF BUSINESS

                                  ARTICLE VIII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

                                    ARTICLE X
                                   TAX MATTERS

                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

Section 11.1  Transfer........................................................48
Section 11.2  Transfer of General Partner's Partnership Interest..............49

                                       ii

                                                                            Page
                                                                            ----

                                   ARTICLE XII
                              ADMISSION OF PARTNERS

Section 12.1   Admission of Successor General Partner.........................52
Section 12.2   Admission of Additional Limited Partners.......................52
Section 12.3   Amendment of Agreement and Certificate of Limited Partnership..53
Section 12.4   Limit on Number of Partners....................................53

                                  ARTICLE XIII
                    DISSOLUTION, LIQUIDATION AND TERMINATION

                                   ARTICLE XIV
                       PROCEDURES FOR ACTIONS AND CONSENTS
                        OF PARTNERS; AMENDMENTS; MEETINGS

Section 14.1   Procedures for Actions and Consents of Partners................56
Section 14.2   Amendments.....................................................56
Section 14.3   Meetings of the Partners.......................................56

                                   ARTICLE XV
                               GENERAL PROVISIONS

                                       iii

                                                                           Page
                                                                           ----

                                       iv